   As filed with the Securities and Exchange Commission on October 27, 2000

                                   Form N-1A

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /x/


                      Pre-Effective Amendment No.   [  ]

                      Post-Effective Amendment No.  [28]

                                    and/or

                       REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940  /x/

                              AMENDMENT NO.  [30]
                       (Check appropriate box or boxes)

                       MORGAN GRENFELL INVESTMENT TRUST
              (Exact name of registrant as specified in charter)

                               One South Street
                           Baltimore, Maryland 21202
             (Address of principal executive office)    (Zip Code)

      Registrant's Telephone Number, including Area Code: (410) 895-5000

                                Richard T. Hale
                       Morgan Grenfell Investment Trust
                               One South Street
                           Baltimore, Maryland 21202
                    (Name and address of agent for service)

                         Copies of communications to:
                          Christopher P. Harvey, Esq.
                               Hale and Dorr LLP
                                60 State Street
                               Boston, MA 02109

It is proposed that this filing will become effective (check appropriate box):

X   on October 29, 2000 pursuant to paragraph (b) of Rule 485

                                                       Deutsche Asset Management


                                                                     Mutual Fund
                                                                      Prospectus

                                                                October 29, 2000

                                                             Institutional Class

Total Return Bond

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]



                                                      (Deutsche Bank Group logo)

  Total Return Bond--Institutional Class

      Overview of Total Return Bond--Institutional Class
   3  Goal
   3  Core Strategy
   3  Investment Policies and Strategies
   3  Principal Risks of Investing in the Fund
   4  Who Should Consider Investing in the Fund
   5  Total Returns, After Fees and Expenses
   5  Annual Fund Operating Expenses


      A Detailed Look at Total Return Bond--Institutional Class
   6  Objective
   6  Strategy
   7  Principal Investments
   8  Investment Process
   9  Other Investments
  10  Prior Performance of a Similar Composite Portfolio
  11  Risks
  15  Management of the Fund
  17  Calculating the Fund's Share Price
  18  Performance Information
  18  Dividends and Distributions
  18  Tax Considerations
  19  Buying and Selling Fund Shares
  23  Financial Highlights

Overview
of Total Return Bond--Institutional Class

Goal: The Fund seeks total return.

Core Strategy: The Fund invests primarily in U.S. dollar-denominated investment grade bonds of U.S. and foreign issuers.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its objective by investing in a core "asset class" consisting of U.S. dollar-denominated, investment grade fixed income securities. The Fund allocates its remaining assets among foreign investment grade fixed income securities and below investment grade fixed income securities (high yield or "junk" bonds) of U.S. and foreign issuers, including those in countries with new or emerging securities markets. Securities may be denominated in U.S. or foreign currencies. The investment adviser employs a team approach in allocating the Fund's assets among the various fixed income sectors or "asset classes." The Fund will revert to a core portfolio of U.S. dollar-denominated investment grade fixed income securities if the team believes the core asset class will add value relative to the other asset classes.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline. This risk is higher for below investment grade bonds.

 . The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds.

 . Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio. If interest rates increase, slower than expected principal payments may extend the average life of fixed income securities having the effect of locking in a below-market interest rate.

 . As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income.

 . The lower rated debt securities in which the Fund invests are considered speculative and subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic periods.

 . Since the Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than a diversified fund, the Fund may be more susceptible to developments affecting any single issuer of portfolio securities.

Additional risks, common to all investing, such as security selection risk, market risk, maturity risk, liquidity risk and regulatory risk are set forth in the "Primary Risks" section of this prospectus.

Beyond the risks common to all investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. These risks are more severe for securities of issuers in emerging market countries. For example in addition to liquidity and regulatory risk:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

 . foreign accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or

 . the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

Total Return Bond--Institutional Class requires a minimum investment of $250,000. You should consider investing in the Fund if you are seeking total return higher than U.S. investment grade bond funds provide over most time periods. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in investment grade bond or money market funds. You should not consider investing in Total Return Bond if you are pursuing a short-term financial goal or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to an investor in U.S. investment grade fixed income securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TOTAL RETURNS, AFTER FEES AND EXPENSES

The Fund does not have a full calendar year of annual operating performance to report.

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold shares of Total Return Bond-- Institutional Class.

Expense Example. The example below illustrates the expenses incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense ratio with other funds. The example does not represent an estimate of future returns or expenses. Actual costs may be higher or lower.



ANNUAL FEES AND EXPENSES

-------------------------------------------------------------------------
                                                 Percentage of Average
                                                 Daily Net Assets
-------------------------------------------------------------------------
Management Fees                                  0.45%
-------------------------------------------------------------------------
Distribution and Service (12b-1) Fees            None
-------------------------------------------------------------------------
Other Expenses                                   0.37%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses             0.82%
-------------------------------------------------------------------------
Less: Fee Waiver or Expense Reimbursement        (0.22)%/1/
-------------------------------------------------------------------------
Net Expenses                                     0.60%
-------------------------------------------------------------------------

EXPENSE EXAMPLE/2/

------------------------------------
1 year                  3 years
------------------------------------
$61                     $240
------------------------------------



____________________________


/1/ The investment adviser and administrator have agreed, for the period from October 29, 2000 to February 28, 2002, to waive their fees and reimburse expenses so that total expenses will not exceed 0.60%.

/2/ For the first year, the expense example takes into account fee waivers and reimbursements.

A detailed look
at Total Return Bond--Institutional Class

OBJECTIVE

The Fund seeks total return. While we seek total return, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund attempts to produce a total return higher than that of mutual funds
that invest only in U.S. investment grade fixed income securities.   The Fund
does this by investing in a core "asset class" consisting of U.S. dollar-denominated, investment grade fixed income securities. The Fund allocates its remaining assets among foreign investment grade fixed income securities and below investment grade fixed income securities (high yield or "junk" bonds) of U.S. and foreign issuers, including those in countries with new or emerging securities markets. Securities may be denominated in U.S. or foreign currencies and may be of any maturity.

CALL OUT: Maturity measures the time remaining until an issuer must repay a bond's principal in full.

The investment adviser employs a team approach in allocating the Fund's assets among the various asset classes. Using risk/return analysis, the team evaluates foreign markets, high yield and emerging debt opportunities relative to the U.S. investment grade fixed income market and sets allocation targets monthly for each asset class. Sector specialists then evaluate the relative value of purchase candidates given the distinct characteristics of the relevant asset class. The Fund will revert to a core portfolio of U.S. dollar-denominated investment grade fixed income securities if the team believes the core asset class will add value relative to the other asset classes. In implementing these strategies, the Fund may engage in active and frequent trading of portfolio securities resulting in a high portfolio turnover rate.

CALL OUT: The three fixed income asset classes that the Fund will invest in are U.S. dollar- denominated investment grade fixed income securities, foreign investment grade fixed income securities and below investment grade fixed income securities of U.S. and foreign issuers including those in countries with new or emerging securities markets.

CALL OUT: The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase distributions from the Fund which may be subject to taxation.

The Fund has applied for an exemptive order with the Securities and Exchange Commission which would permit it to invest in the Deutsche High Yield Bond fund and the Deutsche Emerging Markets Debt fund to gain exposure to U.S. and foreign high yield bonds, including high yield bonds of issuers in emerging markets. There is no assurance that such an order will be granted. The Deutsche High Yield Bond fund invests primarily in U.S. dollar-denominated high yield bonds of domestic and foreign issuers. The Deutsche Emerging Markets Debt fund invests primarily in high yield bonds of issuers located in countries with new or emerging securities markets. The strategies, principal investments and investment processes for the Fund's investments in high yield bonds and emerging debt opportunities are substantially similar to those used by the High Yield Bond fund and Emerging Markets Debt fund.

PRINCIPAL INVESTMENTS

Under normal conditions, the Fund invests at least 65% of its total assets in U.S. dollar-denominated investment grade fixed income securities. The remainder of the Fund's assets may be allocated among fixed income securities of foreign issuers, high yield bonds of U.S. and foreign issuers, including high yield bonds of issuers in countries with new or emerging securities markets, or, to maintain liquidity, in cash or money market instruments.

CALL OUT: Fixed income securities are investment grade if, at the time of purchase:

 .  They are rated in one of the top four long-term rating categories by a nationally recognized statistical rating organization;
 . They have received a comparable short-term or other rating; or . They are unrated securities that the investment adviser believes to be of comparable quality to rated investment grade securities.

The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of over-the-counter derivative contracts.

The Fund may invest up to 25% of its total assets in foreign investment grade fixed income securities. The Fund may invest up to 17% of its total assets in below investment grade fixed income securities (high yield or "junk" bonds) of U.S. and foreign issuers. Up to 7% of the Fund's total assets may be invested in high yield bonds of sovereign debt issuers located in new or emerging markets. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Securities may be denominated in U.S. or foreign currencies.

CALL OUT: Fixed income securities are rated below investment grade or are considered high yield if they are rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, are determined to be of equivalent quality by the investment adviser. These securities are considered speculative, may not be paying interest currently and may be in default. If a security receives different ratings from different rating organizations, the Fund will treat the security as having the highest rating given.

Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, Eurobonds, Brady Bonds (dollar-denominated securities used to refinance foreign sovereign bank loands), preferred stocks, performing and non-performing loans, non-convertible preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features.

At times, the Fund invests a large percentage of assets in mortgage-backed securities, including collateralized mortgage obligations ("CMOs").

INVESTMENT PROCESS

The investment adviser employs a team approach to allocate the Fund's assets among the various asset classes. The team includes members from the investment adviser and the sub-adviser. We refer to both as the investment adviser.

The asset allocation team meets formally on a monthly basis to determine relative value across asset classes, drawing on input from sector and market specialists. Once allocation targets for each broad fixed income sector are set, sector specialists consider the relative value of purchase candidates given the distinct characteristics of that particular asset class. Company research and fundamental analysis are used to select the best securities within each asset class. The techniques used by the sector specialists in evaluating each asset class are described below:

U.S. Investment Grade Securities. In selecting these securities for investment, the investment adviser:
 .  assigns a relative value to each bond, based on creditworthiness, cash flow and price;
 . determines the value of each issue by examining the issue's credit quality, debt structure, option value and liquidity risks. We look to take advantage of any inefficiencies between this value and market trading price;
 .  uses credit analysis to determine the issuer's ability to fulfill its contracts; and
 . uses a bottom-up approach which subordinates sector weightings to individual bonds that the adviser believes may add above-market value.

The investment adviser generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the Fund. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Investment Grade Securities and Emerging Markets High Yield Securities. In selecting these securities for investment, the investment adviser considers macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation, and political climate. The investment adviser seeks to identify those securities that will offer, in its opinion, the greatest potential for capital appreciation on a three-month outlook. The investment adviser sells securities or exchanges currencies when they meet their target price objectives or when the investment adviser revises price objectives downward. In selecting emerging market securities, the investment adviser also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities (Excluding Emerging Market Sovereign Debt). In selecting these securities for investment, the investment adviser:

 .  analyzes economic conditions for improving or undervalued sectors and industries;
 . uses independent credit research and on-site management visits to evaluate individual issues' debt service, growth rate, and both downgrade and upgrade potential;
 . assesses new issues versus secondary market opportunities; and . seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

OTHER INVESTMENTS

The Fund may purchase securities on a when-issued basis and engage in short sales.

The Fund may use various instruments commonly known as "derivatives" as secondary investments. In particular, the Fund may use forward currency transactions and currency options. The Fund may, but is not required to, use derivative contracts for any of the following purposes:

 . when we believe they offer an economical means of gaining exposure to a particular securities market or index (e.g., as a substitute for purchasing or selling securities or foreign currencies);
 . to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market;
 . to hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing interest rates, security prices or currency exchange rates;
 .  to shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio; or
 . in non-hedging situations, to attempt to profit from anticipated market developments. This is commonly referred to as "leveraging."

CALL OUT: Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

CALL OUT: Effective Maturity is the estimated average life of a security. Many bonds have long maturity dates but shorter average lives. Since these bonds behave according to their average life, and not their maturity date, we estimate the average life and apply an appropriate duration to the security.

CALL OUT: A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, and swaps.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in U.S. money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

PRIOR PERFORMANCE OF A SIMILAR COMPOSITE PORTFOLIO

Set forth below is certain composite information regarding the performance for certain periods of portfolios, each of which is advised by Deutsche Asset Management, Inc. ("DAMI"), the Fund's investment adviser. These accounts are collectively referred to as the Enhanced Core Fixed -- Fully Enhanced Composite or "Composite." In managing the Fund, the investment adviser and the sub-adviser will employ substantially the same investment objectives, policies and strategies that are employed in managing the Composite. However, in managing the Fund, we are subject to certain rules (e.g., limits on the percentage of assets invested in securities of issuers in a single industry and requirements on distributing income to shareholders) that do not apply to the Composite. In addition, the continuous offering of the Fund's shares and the Fund's obligation to redeem its shares will likely cause the Fund to experience cash flows which are different from those of the Composite. Moreover, the way of calculating the performance of the Composite, which values its assets at the end of each month, differs from the method employed by mutual funds, which among other things value their assets on a daily basis. All of these factors may affect the performance of the Fund and cause it to differ from that of the Composite. Certain of these factors may adversely affect the Fund's performance.

The Composite is comprised of all portfolios managed on a fully discretionary basis by DAMI that employ substantially the same investment objectives, policies and strategies that will be employed in managing the Fund. In order to be included in the Composite, accounts must have more than $25 million in assets.


The performance information presented below for the Composite includes the combined performance of the portfolios over various periods of time since January 1, 1995. Of the accounts comprising the Composite over the periods shown, none have been operational for the entire six year period indicated. Accounts over $25 million were added to the Composite at their inception or at the time when their investment objectives became substantially similar to those of the Fund. Eligible new portfolios were added to the Composite immediately following the first complete month the account was managed by DAMI. Accounts were deleted from the Composite when their investment mandate changed or when the account was terminated.

Expenses incurred in the operation of the Composite are paid directly by its investors rather than by the Composite. The performance results for the Composite were calculated gross of the fees borne in managing the Composite and have been adjusted to reflect an overall expense ratio of 0.60%, which is the same as that expected to be borne by the Institutional Class shares of the

Fund. Returns of the Composite are compared to the Lehman Brothers Aggregate Bond Index. Unlike the Composite's returns, those of the Index do not reflect fees and expenses. Both the returns of the Composite and the Index reflect the reinvestment of dividends and distributions.

CALL OUT: The Lehman Brothers Aggregate Bond Index represents U.S. domestic taxable investment grade bonds which include securities from the following sectors: U.S. Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The Index includes over 5,500 publicly issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the Index is in the intermediate range.


Calendar Year Performance
(each full calendar year since inception)

Year   Composite      Lehman       Difference   Number of         Composite
       Returns with   Brother                   Portfolios at     Assets at End
       Fees/1/        Aggregate                 End of Period/2/  of Period
                      Bond Index                                  ($ million)
                      Returns
-------------------------------------------------------------------------------
1995   19.45%          18.48%        0.98%            1               50.4
-------------------------------------------------------------------------------
1996    5.67%           3.61%        2.13%            2              148.9
-------------------------------------------------------------------------------
1997    9.45%           9.68%       (0.17%)           3              226.5
-------------------------------------------------------------------------------
1998    7.05%           8.87%       (1.75%)           5             1599.5
-------------------------------------------------------------------------------
1999    0.53%          (0.84%)       1.46%            7              702.5
-------------------------------------------------------------------------------





/1/ The prior performance of the Composite was calculated in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR").

/2/ Since its inception January 1, 1995, the Composite has been composed of as few as one and as many as seven portfolios depending on the time period. For example, for the period since inception to October 1996, the Composite was composed of only one portfolio.

Annualized Performance
Periods Ending June 30, 2000

                  1 Year     3 Year      5 Years          Since
                                                         Inception
                                                        (Jan. 1995)
-------------------------------------------------------------------------------
  Composite       5.14%      5.65%       6.82%              8.21%
 Returns with
     Fees
-------------------------------------------------------------------------------
Index Returns     4.56%      6.04%       6.25%              7.77%
-------------------------------------------------------------------------------



______________________

The performance data represents the prior performance of the Composite, not the prior performance of the Fund, and should not be considered an indication of future performance of the Fund.


RISKS

Below we have set forth some of the prominent risks associated with investing in fixed income securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated below the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than investment grade securities and are more sensitive to changes in the issuer's capacity to pay.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. It may also create a capital gains tax liability because bond issuers usually pay a premium for the right to pay off bonds early. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities, including collateralized mortgage obligations.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-related securities, including collateralized mortgage obligations.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.

Foreign Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading fixed income securities on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.
 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to U.S. standards.
 . Liquidity Risk. Fixed income securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of certain securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches our estimate of its value.
 .  Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
 . Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar value of foreign securities or the U.S. dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in the value of a country's currency than in bonds denominated in that currency. We may, but need not, seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

FOOTNOTE: Currency management may be used in an attempt to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

Emerging Market Risk. Because the Fund may invest in emerging markets, it may face higher political, information, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their securities markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Risk Related to Investing in Below Investment Grade Securities. Below investment grade securities are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. The issuers of lower quality securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. The general risks of investing in fixed income securities as described below are greater when investing in below investment grade securities.

Non-diversification Risk. The Fund is non-diversified. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. The Fund may be more susceptible to developments affecting any single issuer or portfolio security.

Secondary Risks

Derivative Risks.  Risks associated with derivatives include:

 .  that the derivative is not well correlated with the security for which it is acting as a substitute;
 .  that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and . that the Fund cannot sell the derivative because of an illiquid secondary market.

The use of derivatives for leveraging purposes tends to magnify the effect of an instrument's price changes as market conditions change. For futures contracts and options on futures contracts used for leveraging, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for leveraging involve greater risks than bond investments.

Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities, which the investment adviser believes possess volatility characteristics similar to those being hedged. Short selling may produce a higher than normal portfolio turnover that may result in increased transaction costs to the Fund and gains from the sale of securities deemed to have been held for less than three months. Such gains must be less than 30% of the Fund's gross income in order for the Fund to qualify as a regulated investment company under the Internal Revenue Code.

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

The market for below investment grade debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the below investment grade securities are sold. If market quotations are not available, below investment grade debt securities will be valued in accordance with procedures established by the Board of

Trustees. Judgment plays a greater role in valuing below investment grade corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, the investment adviser's research and credit analysis are an especially important part of managing securities of this type.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser and Sub-Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ("DeAM, Inc.") with headquarters at 885 Third Avenue, New York, New York, acts as the investment adviser for the Fund. As investment adviser, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. The Fund's investment adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser will receive 0.45% of the Fund's average daily net assets for its services in a fiscal year. The investment adviser may reimburse a portion of its fee during the period.

Deutsche Asset Management Investment Services Limited ("DeAMIS"), with headquarters at One Appold Street, London, England, acts as sub-adviser to that portion of the Fund's assets invested in non-U.S. dollar denominated fixed income securities. The investment adviser pays the sub-adviser out of the investment advisory fees it receives from the Fund.

DeAM, Inc. and DeAMIS provide a full range of international investment advisory services to institutional clients. As of August 31, 2000, DeAM, Inc. and DeAMIS managed approximately $16.4 billion and $11.5 billion in assets, respectively. DeAM, Inc. and DeAMIS are indirect wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund services, retail and commercial banking, investment banking and insurance.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of DeAM, Inc. and Lead Manager of the Fund

 .  Portfolio Manager of the Fund's U.S. investment grade fixed income investments.
 .  Joined the investment adviser in 1989.
 . Chief Investment Officer of the fixed income group (U.S.) of DeAM, Inc. . Member of the Fund's asset allocation team.

J. Christopher Gagnier, Director of DeAM, Inc. and Co-Manager of the Fund . Portfolio Manager of the Fund's corporate securities and asset backed securities investments.
 .  Joined the investment adviser in 1997.
 .  Fixed income specialist, Paine Webber, from 1984 to 1997.
 .  Member of the Fund's asset allocation team.

Steve Ilott, Director of DeAM, Inc. and Co-Manager of the Fund
 .  Portfolio Manager and product manager of enhanced core fixed income investments.
 .  Joined the investment adviser in 1998.
 .  Manager of global fixed income and currency portfolios at Robert Fleming &
   Co. from 1988 to 1998.
 .  12 years of investment industry experience.
 .  Member of the Fund's asset allocation team.

Andrew Cestone, Director of DeAM, Inc. and Co-Manager of the Fund
 .  Portfolio Manager of the Fund's U.S. high yield investments.
 .  Joined the investment adviser in 1998.
 .  Investment Analyst, Phoenix Investment Partners, from 1997 to 1998 and Credit
   Officer, asset based lending group, Fleet Bank, from 1995 to 1997.
 .  Member of the Fund's asset allocation team.

Ian Clarke, Director of DeAMIS and Co-Manager of the Fund
 .  Portfolio Manager of the Fund's foreign investment grade fixed income investments.
 .  Joined the investment adviser in 1999.
 .  Executive Director, Morgan Stanley Dean Witter from 1992 to 1999 and prior to that Director, United Bank of Kuwait plc, from 1983 to 1992.
 .  Chief Investment Officer of the fixed income group (U.K.) of DeAMIS.
 .  14 years of investment industry experience.
 .  Member of the Fund's asset allocation team.

David Dowsett, Portfolio Manager of DeAMIS and Co-Manager of the Fund
 . Portfolio Manager of the Fund's emerging markets debt investments. . Joined the investment adviser in 1994.
 .  6 years of industry experience.
 .  Member of the Fund's asset allocation team.

Other Services. DeAM, Inc. provides administrative services for the Fund. In addition, DeAM, Inc.--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 .  keeping accurate, up-to-date records for your individual Fund account;
 .  implementing any changes you wish to make in your account information;
 . processing your requests for cash dividends and distributions from the Fund; . answering your questions on the Fund's investment performance or administration;
 . sending proxy reports and updated prospectus information to you; and . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with DeAM, Inc. Service agents may charge additional fees to investors for those services not otherwise included in the service agent's servicing agreement, such as cash management or special trust or retirement-investment reporting.

Organizational Structure. The Fund is a series of an open-end investment company organized as a Delaware business trust. The Fund has applied for an exemptive order with the Securities and Exchange Commission which would permit it to invest in the Deutsche High Yield Bond fund and the Deutsche Emerging Markets Debt fund for the purpose of gaining exposure to domestic and foreign below investment grade fixed income securities, including high yield securities of issuers in emerging markets. There is no assurance that such an order will be granted. If the order is granted, the Fund will operate in a structure commonly known as a "fund of funds." This means that the Fund pursues its objective by investing in other mutual funds as well as in individual securities. As a fund of funds, the Fund will incur its own direct expenses, in addition to bearing indirectly a proportionate share of the expenses incurred by the underlying funds in which it invests.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the liabilities of a Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your service agent, provided that your service agent forwards your order to the Fund in a timely manner.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgment of the Board of Trustees.

The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indices and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, for the Fund are declared daily and paid monthly. Capital gains distributions, if any, are distributed at least annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

The Fund does not ordinarily pay any U.S. federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by your Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:

---------------------------------------------------------------------------------------------------
Transaction                                                         Tax Status
---------------------------------------------------------------------------------------------------
 Income dividends (except exempt-interest                           Ordinary Income
 dividends)
---------------------------------------------------------------------------------------------------
 Short-term capital gains distributions                             Ordinary Income
---------------------------------------------------------------------------------------------------
 Long-term capital gains distributions                              Long-term capital gains
---------------------------------------------------------------------------------------------------

Every year your Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.

---------------------------------------------------------------------------------------------------
Transaction                                         Tax Status
---------------------------------------------------------------------------------------------------
Your sale of shares owned more than one year        Generally, long-term capital gains or losses
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Your sale of shares owned for one year or less     Generally, short-term capital gains or losses;
                                                   losses subject to special rules
---------------------------------------------------------------------------------------------------

The tax considerations for tax deferred accounts or non-taxable entities are different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management

By Phone                           1-800-730-1313

By Mail                            Deutsche Asset Management Service Center
                                   P.O. Box 219210
                                   Kansas City, MO 64121-9210

By Overnight Mail                  Deutsche Asset Management Service Center
                                   210 West 10th Street, 8th floor
                                   Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments

To open an account                           $250,000

To add to an account                         $ 25,000

Minimum account balance                      $ 50,000

Shares of the Fund may be purchased without regard to the investment minimums by employees of Deutsche Bank AG, any of its affiliates or subsidiaries, their spouses and minor children, and Directors or Trustees of any investment company advised or administered by Deutsche Bank

AG, or any of its affiliates or subsidiaries, their spouses and minor children. The Fund and its service providers reserve the right to, from time to time, at their discretion, waive or reduce the investment minimums.

How to Open Your Fund Account

By Mail:      Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the
              Service Center.) Mail the completed application along with a check payable to Total Return Bond --1727 to the Service Center. The
              addresses are shown under "Contacting the Mutual Fund Service
              Center of Deutsche Asset Management"
By Wire:      Call the Service Center to set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:
Buying: Send your check, payable to the Deutsche Asset Management fund you have selected, to the Service Center. The addresses are shown in this section under "Contacting the Mutual Fund Service Center of Deutsche Asset Management." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: To sell by mail send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $50,000 invested in your account to keep it open (except for retirement accounts). Unless exchanging into another Deutsche Asset Management fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:
Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No.:    021001033
Attn:           Deutsche Asset Management/ Mutual Funds
DDA No.:        00-226-296
FBO:            (Account name)
                (Account number)
Credit:         Total Return Bond - Institutional Class (1727)

Refer to your account statement for the account name and number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.
 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares you must state whether you would like to receive the proceeds by wire or check.
 . After we or your service agent receive your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.
 . We accept payment for shares only in U.S. dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. We do not accept starter or third-party checks.
 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days after purchase while we wait for your check to clear.
 . We process all sales orders free of charge.
 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day and no later than seven days.
 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.
 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.
 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large that it is made "in-kind").
 . We do not issue share certificates.
 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.
 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject the purchases if we conclude that the purchaser may be investing only for the short-term or to profit from day to day fluctuations in the Fund's share price.
 . We reserve the right to reject the purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.
 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.
 . Exchange Privilege. You can exchange all or part of your shares for shares of another Deutsche Asset Management mutual fund up to four times a year (from the date of your first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to obtain a copy of that fund's prospectus and read it carefully. You may complete exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from the Service Center or your service agent.

  Please note the following conditions:
 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.
 . You may make the exchange by phone, if your account has the exchange by phone feature, letter or wire.
 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

FINANCIAL HIGHLIGHTS

The Fund does not have a full calendar year of annual operating performance to report.

[BACK COVER]

Additional information about the Fund's investments will be made available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated October 29, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                   Deutsche Asset Management Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121-9210

or call our toll-free number:

                   1-800-730-1313

You can find reports and other information about the Fund on the EDGAR Database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC,
------------------
Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.


                             Cusip# 61735K554

Total Return Bond--Institutional Class
Morgan Grenfell Investment Trust



Distributed by:
ICC Distributors, Inc.
811-8006

1727PRO (10/00)

                                                       Deutsche Asset Management


                                                                     Mutual Fund
                                                                      Prospectus

                                                                October 29, 2000

                                                                   Premier Class

Total Return Bond

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]



                                                      (Deutsche Bank Group logo)

       Total Return Bond--Premier Class

     Overview of Total Return Bond--Premier Class
3    Goal
3    Core Strategy
3    Investment Policies and Strategies
3    Principal Risks of Investing in the Fund
4    Who Should Consider Investing in the Fund
5    Total Returns, After Fees and Expenses
5    Annual Fund Operating Expenses


     A Detailed Look at Total Return Bond--Premier Class
6    Objective
6    Strategy
7    Principal Investments
8    Investment Process
9    Other Investments
10   Prior Performance of a Similar Composite Portfolio
12   Risks
15   Management of the Fund
17   Calculating the Fund's Share Price
18   Performance Information
18   Dividends and Distributions
18   Tax Considerations
19   Buying and Selling Fund Shares
22   Financial Highlights

Overview
of Total Return Bond--Premier Class

Goal: The Fund seeks total return.

Core Strategy: The Fund invests primarily in U.S. dollar-denominated investment grade bonds of U.S. and foreign issuers.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its objective by investing in a core "asset class" consisting of U.S. dollar-denominated, investment grade fixed income securities. The Fund allocates its remaining assets among foreign investment grade fixed income securities and below investment grade fixed income securities (high yield or "junk" bonds) of U.S. and foreign issuers, including those in countries with new or emerging securities markets. Securities may be denominated in U.S. or foreign currencies. The investment adviser employs a team approach in allocating the Fund's assets among the various fixed income sectors or "asset classes." The Fund will revert to a core portfolio of U.S. dollar-denominated investment grade fixed income securities if the team believes the core asset class will add value relative to the other asset classes.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline. This risk is higher for below investment grade bonds.

 . The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds.

 . Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio. If interest rates increase, slower than expected principal payments may extend the average life of fixed income securities having the effect of locking in a below-market interest rate.

 . As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income.

 . The lower rated debt securities in which the Fund invests are considered speculative and subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic periods.

 . Since the Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than a diversified fund, the Fund may be more susceptible to developments affecting any single issuer of portfolio securities.

Additional risks, common to all investing, such as security selection risk, market risk, maturity risk, liquidity risk and regulatory risk are set forth in the "Primary Risks" section of this prospectus.

Beyond the risks common to all investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. These risks are more severe for securities of issuers in emerging market countries. For example in addition to liquidity risk and regulatory risk:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

 . foreign accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or

 . the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

Total Return Bond--Premier Class requires a minimum investment of $5 million. You should consider investing in the Fund if you are seeking total return higher than U.S. investment grade bond funds provide over most time periods. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in investment grade bond or money market funds. You should not consider investing in Total Return Bond if you are pursuing a short-term financial goal or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to an investor in U.S. investment grade fixed income securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TOTAL RETURNS, AFTER FEES AND EXPENSES

The Fund does not have a full calendar year of annual operating performance to report.

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold shares of Total Return Bond-- Premier Class.

Expense Example. The example below illustrates the expenses incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense ratio with other funds. The example does not represent an estimate of future returns or expenses. Actual costs may be higher or lower.



ANNUAL FEES AND EXPENSES

-------------------------------------------------------------------------
                                                  Percentage of Average
                                                  Daily Net Assets
-------------------------------------------------------------------------
 Management Fees                                  0.45%
-------------------------------------------------------------------------
 Distribution and Service (12b-1) Fees            None
-------------------------------------------------------------------------
 Other Expenses                                   0.33%
-------------------------------------------------------------------------
 Total Annual Fund Operating Expenses             0.78%
-------------------------------------------------------------------------
 Less: Fee Waiver or Expense                      (0.33)%/1/
 Reimbursement
-------------------------------------------------------------------------
 Net Expenses                                     0.45%
-------------------------------------------------------------------------


EXPENSE EXAMPLE/2/

------------------------------------
1 year             3 years
------------------------------------
$46                $216
------------------------------------

_____________

/1/ The investment adviser and administrator have agreed, for the period from October 30, 2000 to February 28, 2002, to waive their fees and reimburse expenses so that total expenses will not exceed 0.45%.

/2/ For the first year, the expense example takes into account fee waivers and reimbursements.

A detailed look
at Total Return Bond--Premier Class

OBJECTIVE

The Fund seeks total return. While we seek total return, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund attempts to produce a total return higher than that of mutual funds
that invest only in U.S. investment grade fixed income securities.   The Fund
does this by investing in a core "asset class" consisting of U.S. dollar-denominated, investment grade fixed income securities. The Fund allocates its remaining assets among foreign investment grade fixed income securities and below investment grade fixed income securities (high yield or "junk" bonds) of U.S. and foreign issuers, including those in countries with new or emerging securities markets. Securities may be denominated in U.S. or foreign currencies and may be of any maturity.

CALL OUT: Maturity measures the time remaining until an issuer must repay a bond's principal in full.

The investment adviser employs a team approach in allocating the Fund's assets among the various asset classes. Using risk/return analysis, the team evaluates foreign markets, high yield and emerging debt opportunities relative to the U.S. investment grade fixed income market and sets allocation targets monthly for each asset class. Sector specialists then evaluate the relative value of purchase candidates given the distinct characteristics of the relevant asset class. The Fund will revert to a core portfolio of U.S. dollar-denominated investment grade fixed income securities if the team believes the core asset class will add value relative to the other asset classes. In implementing these strategies, the Fund may engage in active and frequent trading of portfolio securities resulting in a high portfolio turnover rate.

CALL OUT: The three fixed income asset classes that the Fund will invest in are U.S. dollar- denominated investment grade fixed income securities, foreign investment grade fixed income securities and below investment grade fixed income securities of U.S. and foreign issuers including those in countries with new or emerging securities markets.

CALL OUT: The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase distributions from the Fund which may be subject to taxation.

The Fund has applied for an exemptive order with the Securities and Exchange Commission which would permit it to invest in the Deutsche High Yield Bond fund and the Deutsche Emerging Markets Debt fund to gain exposure to U.S. and foreign high yield bonds, including high yield bonds of issuers in emerging markets. There is no assurance that such an order will be granted. The Deutsche High Yield Bond fund invests primarily in U.S. dollar-denominated high yield bonds of domestic and foreign issuers. The Deutsche Emerging Markets Debt fund invests primarily in high yield bonds of issuers located in countries with new or emerging securities markets. The strategies, principal investments and investment processes for the Fund's investments in high yield bonds and emerging debt opportunities are substantially similar to those used by the High Yield Bond fund and Emerging Markets Debt fund.

PRINCIPAL INVESTMENTS

Under normal conditions, the Fund invests at least 65% of its total assets in U.S. dollar-denominated investment grade fixed income securities. The remainder of the Fund's assets may be allocated among fixed income securities of foreign issuers, high yield bonds of U.S. and foreign issuers, including high yield bonds of issuers in countries with new or emerging securities markets, or, to maintain liquidity, in cash or money market instruments.

CALL OUT: Fixed income securities are investment grade if, at the time of purchase:

 .  They are rated in one of the top four long-term rating categories by a nationally recognized statistical rating organization;
 . They have received a comparable short-term or other rating; or . They are unrated securities that the investment adviser believes to be of comparable quality to rated investment grade securities.

The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of over-the-counter derivative contracts.

The Fund may invest up to 25% of its total assets in foreign investment grade fixed income securities. The Fund may invest up to 17% of its total assets in below investment grade fixed income securities (high yield or "junk" bonds) of U.S. and foreign issuers. Up to 7% of the Fund's total assets may be invested in high yield bonds of sovereign debt issuers located in new or emerging markets. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Securities may be denominated in U.S. or foreign currencies.

CALL OUT: Fixed income securities are rated below investment grade or are considered high yield if they are rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, are determined to be of equivalent quality by the investment adviser. These securities are considered speculative, may not be paying interest currently and may be in default. If a security receives different ratings from different rating organizations, the Fund will treat the security as having the highest rating given.

Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks, Eurobonds, Brady Bonds (dollar denominated securities used to refinance foreign government bank loans), non-convertible preferred stocks, performing and non-performing loans and money market instruments. Fixed income securities may be issued by

U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features.

The Fund's high yield component may also consist of performing and non-performing loans, Eurobonds, Brady Bonds (dollar-denominated securities used to refinance foreign government bank loans) and other fixed income securities of foreign governments and their agencies. With respect to emerging market debt investments, the Fund invests primarily in sovereign debt.

At times, the Fund invests a large percentage of its assets in mortgage-backed securities, including collateralized mortgage obligations.

INVESTMENT PROCESS

The investment adviser employs a team approach to allocate the Fund's assets among the various asset classes. The team includes members from the investment adviser and the sub-adviser. We refer to both as the investment adviser.

The asset allocation team meets formally on a monthly basis to determine relative value across asset classes, drawing on input from sector and market specialists. Once allocation targets for each broad fixed income sector are set, sector specialists consider the relative value of purchase candidates given the distinct characteristics of that particular asset class. Company research and fundamental analysis are used to select the best securities within each asset class. The techniques used by the sector specialists in evaluating each asset class are described below:

U.S. Investment Grade Securities. In selecting these securities for investment, the investment adviser:

 . assigns a relative value to each bond, based on creditworthiness, cash flow and price;

 . determines the value of each issue by examining the issue's credit quality, debt structure, option value and liquidity risks. We look to take advantage of any inefficiencies between this value and market trading price;
 .  uses credit analysis to determine the issuer's ability to fulfill its contracts; and
 . uses a bottom-up approach which subordinates sector weightings to individual bonds that the adviser believes may add above-market value.

The investment adviser generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the Fund. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Investment Grade Securities and Emerging Markets High Yield Securities. In selecting these securities for investment, the investment adviser considers macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation, and political climate. The investment adviser seeks to identify those securities that will offer, in its opinion, the greatest potential for capital appreciation on a three-month outlook. The investment adviser sells securities or exchanges currencies when they meet their target price objectives or when the investment adviser revises price objectives downward. In selecting emerging market securities, the investment adviser also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities (Excluding Emerging Market Sovereign Debt). In selecting these securities for investment, the investment adviser:

 .  analyzes economic conditions for improving or undervalued sectors and industries;
 . uses independent credit research and on-site management visits to evaluate individual issues' debt service, growth rate, and both downgrade and upgrade potential;
 . assesses new issues versus secondary market opportunities; and . seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

OTHER INVESTMENTS

The Fund may also purchase securities on a when-issued basis and engage in short sales.

The Fund may use various instruments commonly known as "derivatives" as secondary investments. In particular, the Fund may use forward currency transactions and currency options. The Fund may, but is not required to, use derivative contracts for any of the following purposes:

 . when we believe they offer an economical means of gaining exposure to a particular securities market or index (e.g., as a substitute for purchasing or selling securities or foreign currencies);
 . to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market;
 . to hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing interest rates, security prices or currency exchange rates;
 .  to shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio; or
 . in non-hedging situations, to attempt to profit from anticipated market developments. This is commonly referred to as "leveraging."

CALL OUT: Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

CALL OUT: Effective Maturity is the estimated average life of a security. Many bonds have long maturity dates but shorter average lives. Since these bonds behave according to their average life, and not their maturity date, we estimate the average life and apply an appropriate duration to the security.

CALL OUT: A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, and swaps.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in U.S. money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

PRIOR PERFORMANCE OF A SIMILAR COMPOSITE PORTFOLIO

Set forth below is certain composite information regarding the performance for certain periods of portfolios, each of which is advised by Deutsche Asset Management, Inc. ("DeAM, Inc."), the Fund's investment adviser. These accounts are collectively referred to as the Enhanced Core Fixed -- Fully Enhanced Composite or "Composite." In managing the Fund, the investment adviser and the sub-adviser will employ substantially the same investment objectives, policies and strategies that are employed in managing the Composite. However, in managing the Fund, we are subject to certain rules (e.g., limits on the percentage of assets invested in securities of issuers in a single industry and requirements on distributing income to shareholders) that do not apply to the Composite. In addition, the continuous offering of the Fund's shares and the Fund's obligation to redeem its shares will likely cause the Fund to experience cash flows which are different from those of the Composite. Moreover, the way of calculating the performance of the Composite, which values its assets at the end of each month, differs from the method employed by mutual funds, which among other things value their assets on a daily basis. All of these factors may affect the performance of the Fund and cause it to differ from that of the Composite. Certain of these factors may adversely affect the Fund's performance.

The Composite is comprised of all portfolios managed on a fully discretionary basis by DeAM, Inc. that employ substantially the same investment objectives, policies and strategies that will be employed in managing the Fund. In order to be included in the Composite, accounts must have more than $25 million in assets.

The performance information presented below for the Composite includes the combined performance of the portfolios over various periods of time since
January 1, 1995.   Of the accounts comprising the Composite over the periods
shown, none have been operational for the entire six year period indicated. Accounts over $25 million were added to the Composite at their inception or at the time when their investment objectives became substantially similar to those of the Fund. Eligible new portfolios were added to the Composite immediately following the first complete month the account was managed by DeAM, Inc. Accounts were deleted from the Composite when their investment mandate changed or when the account was terminated.

Expenses incurred in the operation of the Composite are paid directly by its investors rather than by the Composite. The performance results for the Composite were calculated gross of the fees borne in managing the Composite and have been adjusted to reflect an overall expense ratio of 0.45%, which is the same as that expected to be borne by the Premier Class shares of the Fund. Returns of the Composite are compared to the Lehman Brothers Aggregate Bond Index. Unlike the Composite's returns, those of the Index do not reflect fees and expenses. Both the returns of the Composite and the Index reflect the reinvestment of dividends and distributions.

CALL OUT: The Lehman Brothers Aggregate Bond Index represents U.S. domestic taxable investment grade bonds which include securities from the following sectors: U.S. Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The Index includes over 5,500 publicly issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the Index is in the intermediate range.

Calendar Year Performance
(each full calendar year since inception)


--------------------------------------------------------------------------------------------------------------
Year       Composite             Lehman                 Difference        Number of          Composite
           Returns with          Brothers                                 Portfolios at      Assets at End
           Fees/1/               Aggregate                                End of Period/2/   of Period
                                 Bond Index                                                  ($ millions)
                                 Returns
-------------------------------------------------------------------------------------------------------------
1995              19.60%              18.48%                1.12%                   1               50.4
-------------------------------------------------------------------------------------------------------------
1996               5.86%               3.61%                2.25%                   2              148.9
-------------------------------------------------------------------------------------------------------------
1997               9.60%               9.68%               (0.08%)                  3              226.5
-------------------------------------------------------------------------------------------------------------
1998               7.20%               8.87%               (1.67%)                  5            1,599.5
-------------------------------------------------------------------------------------------------------------
1999               0.68%              (0.84%)               1.52%                   7              702.5
-------------------------------------------------------------------------------------------------------------

/1/ The prior performance of the Composite was calculated in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR").

/2/ Since its inception in January 1, 1995, the Composite has been composed of as few as one and as many as seven portfolios depending on the time period. For example, for the period since inception to October 1996, the Composite was composed of only one portfolio.

Annualized Performance
Periods Ending June 30, 2000


------------------------------------------------------------------
                      1 Year      3 Year    5 Years      Since
                                                       Inception
                                                      (Jan. 1995)
------------------------------------------------------------------
  Composite           5.29%       5.80%      6.97%       8.36%
 Returns with
     Fees
------------------------------------------------------------------
Index Returns         4.56%       6.04%      6.25%       7.77%
------------------------------------------------------------------

_______________

The performance data represents the prior performance of the Composite, not the prior performance of the Fund, and should not be considered an indication of future performance of the Fund.

RISKS

Below we have set forth some of the prominent risks associated with investing in fixed income securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated below the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than investment grade securities and are more sensitive to changes in the issuer's capacity to pay.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. It may also create a capital gains tax liability because bond issuers usually pay a premium for the right to pay off bonds early. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities, including collateralized mortgage obligations.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-related securities, including collateralized mortgage obligations.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.

Foreign Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading fixed income securities on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.
 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to U.S. standards.
 . Liquidity Risk. Fixed income securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of certain securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches our estimate of its value.
 .  Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
 . Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar value of foreign securities or the U.S. dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in the value of a country's currency than in bonds denominated in that currency. We may, but need not, seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

FOOTNOTE: Currency management may be used in an attempt to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

Emerging Market Risk. Because the Fund may invest in emerging markets, it may face higher political, information, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their securities markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Risk Related to Investing in Below Investment Grade Securities. Below investment grade securities are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. The issuers of lower quality securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. The general risks of investing in fixed income securities as described below are greater when investing in below investment grade securities.

Non-diversification Risk. The Fund is non-diversified. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. The Fund may be more susceptible to developments affecting any single issuer or portfolio security.

Secondary Risks

Derivative Risks.  Risks associated with derivatives include:

 .  that the derivative is not well correlated with the security for which it is acting as a substitute;
 .  that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and . that the Fund cannot sell the derivative because of an illiquid secondary market.

The use of derivatives for leveraging purposes tends to magnify the effect of an instrument's price changes as market conditions change. For futures contracts and options on futures contracts used for leveraging, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for leveraging involve greater risks than bond investments.

Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities, which the investment adviser believes possess volatility characteristics similar to those being hedged. Short selling may produce a higher than normal portfolio turnover that may result in increased transaction costs to the Fund and gains from the sale of securities deemed to have been held for less than three months. Such gains must be less than 30% of the Fund's gross income in order for the Fund to qualify as a regulated investment company under the Internal Revenue Code.

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

The market for below investment grade debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the below investment grade securities are sold. If market quotations are not available, below investment grade debt securities will be valued in accordance with procedures established by the Board of

Trustees. Judgment plays a greater role in valuing below investment grade corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, the investment adviser's research and credit analysis are an especially important part of managing securities of this type.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser and Sub-Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ("DeAM, Inc.") with headquarters at 885 Third Avenue, New York, New York, acts as the investment adviser for the Fund. As investment adviser, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. The Fund's investment adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser will receive 0.45% of the Fund's average daily net assets for its services in a fiscal year. The investment adviser may reimburse a portion of its fee during the period.

Deutsche Asset Management Investment Services Limited ("DeAMIS"), with headquarters at One Appold Street, London, England, acts as sub-adviser to that portion of the Fund's assets invested in non-U.S. fixed income securities. The investment adviser pays the sub-adviser out of the investment advisory fees it receives from the Fund.

DeAM, Inc. and DeAMIS provide a full range of international investment advisory services to institutional clients. As of August 31, 2000, DeAM, Inc. and DeAMIS managed approximately $16.4 billion and $11.5 billion in assets, respectively. DeAM, Inc. and DeAMIS are indirect wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund services, retail and commercial banking, investment banking and insurance.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of DeAM, Inc. and Lead Manager of the Fund

 .  Portfolio Manager of the Fund's U.S. investment grade fixed income investments.
 .  Joined the investment adviser in 1989.
 . Chief Investment Officer of the fixed income group (U.S.) of DeAM, Inc. . Member of the Fund's asset allocation team.

J. Christopher Gagnier, Director of DeAM, Inc. and Co-Manager of the Fund . Portfolio Manager of the Fund's corporate securities and asset backed securities investments.
 .  Joined the investment adviser in 1997.
 .  Fixed income specialist, Paine Webber; 1984 to 1997.
 .  Member of the Fund's asset allocation team.

Steve Ilott, Director of DeAM, Inc. and Co-Manager of the Fund
 .  Portfolio Manager and product manager of enhanced core fixed income investments.
 .  Joined the investment adviser in 1998.
 .  Manager of global fixed income and currency portfolios at Robert Fleming &
   Co.; 1988 to 1998.
 .  12 years of investment industry experience.
 .  Member of the Fund's asset allocation team.

Andrew Cestone, Director of DeAM, Inc. and Co-Manager of the Fund
 .  Portfolio Manager of the Fund's U.S. high yield investments.
 .  Joined the investment adviser in 1998.
 .  Investment Analyst, Phoenix Investment Partners; 1997 to 1998 and Credit
   Officer, asset based lending group, Fleet Bank; 1995 to 1997.
 .  Member of the Fund's asset allocation team.

Ian Clarke, Director of DeAMIS and Co-Manager of the Fund
 .  Portfolio Manager of the Fund's foreign investment grade fixed income investments.
 .  Joined the investment adviser in 1999.
 .  Executive Director, Morgan Stanley Dean Witter; 1992 to 1999 and prior to that Director, United Bank of Kuwait plc; 1983 to 1992.
 .  Chief Investment Officer of the fixed income group (U.K.) of DeAMIS.
 .  14 years of investment industry experience.
 .  Member of the Fund's asset allocation team.

David Dowsett, Portfolio Manager of DeAMIS and Co-Manager of the Fund
 . Portfolio Manager of the Fund's emerging markets debt investments. . Joined the investment adviser in 1994.
 .  6 years of industry experience.
 .  Member of the Fund's asset allocation team.

Other Services. DeAM, Inc. provides administrative services for the Fund. In addition, DeAM, Inc./--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 .  keeping accurate, up-to-date records for your individual Fund account;
 .  implementing any changes you wish to make in your account information;
 . processing your requests for cash dividends and distributions from the Fund; . answering your questions on the Fund's investment performance or administration;
 . sending proxy reports and updated prospectus information to you; and . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with DeAM, Inc. Service agents may charge additional fees to investors for those services not otherwise included in the service agent's servicing agreement, such as cash management or special trust or retirement-investment reporting.

Organizational Structure. The Fund is a series of an open-end investment company organized as a Delaware business trust. The Fund has applied for an exemptive order with the Securities and Exchange Commission which would permit it to invest in the Deutsche High Yield Bond fund and the Deutsche Emerging Markets Debt fund for the purpose of gaining exposure to domestic and foreign below investment grade fixed income securities, including high yield securities of issuers in emerging markets. There is no assurance that such an order will be granted. If the order is granted, the Fund will operate in a structure commonly known as a "fund of funds." This means that the Fund pursues its objective by investing in other mutual funds as well as in individual securities. As a fund of funds, the Fund will incur its own direct expenses, in addition to bearing indirectly a proportionate share of the expenses incurred by the underlying funds in which it invests.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the liabilities of a Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your service agent, provided that your service agent forwards your order to the Fund in a timely manner.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgment of the Board of Trustees.

The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indices and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, for the Fund are declared daily and paid monthly. Capital gains distributions, if any, are distributed at least annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

The Fund does not ordinarily pay any U.S. federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by your Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:

---------------------------------------------------------------------------------------------------
Transaction                                                        Tax Status
---------------------------------------------------------------------------------------------------
 Income dividends (except exempt-interest                           Ordinary Income
 dividends)
---------------------------------------------------------------------------------------------------
 Short-term capital gains distributions                             Ordinary Income
---------------------------------------------------------------------------------------------------
 Long-term capital gains distributions                              Long-term capital gains
---------------------------------------------------------------------------------------------------

Every year your Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.

---------------------------------------------------------------------------------------------------
Transaction                                         Tax Status
---------------------------------------------------------------------------------------------------
Your sale of shares owned more than one year        Generally, long-term capital gains or losses
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Your sale of shares owned for one year or less     Generally, short-term capital gains or losses;
                                                   losses subject to special rules
---------------------------------------------------------------------------------------------------

The tax considerations for tax deferred accounts or non-taxable entities are different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management

---------------------------------------------------------------------------------------------------
By phone                                          1-800-730-1313
---------------------------------------------------------------------------------------------------
By mail                                           Deutsche Asset Management Service Center
                                                  P.O. Box 219210
                                                  Kansas City, MO 64121-9210
---------------------------------------------------------------------------------------------------
By overnight mail                                 Deutsche Asset Management Service Center
                                                  210 West 10th Street, 8th Floor
                                                  Kansas City, MO 64105-1716
---------------------------------------------------------------------------------------------------

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m. Eastern time each day the New York Stock Exchange is open for business.

Minimum Account Investments

---------------------------------------------------------------------------------------------------
To open an account                                                   $5 million
---------------------------------------------------------------------------------------------------
To add to an account                                                 $1 million
---------------------------------------------------------------------------------------------------
Minimum account balance                                              $1 million
---------------------------------------------------------------------------------------------------

Shares of the Fund may be purchased without regard to the investment minimums by employees of Deutsche Bank AG, any of its affiliates or subsidiaries, their spouses and minor children, and Directors or Trustees of any investment company advised or administered by Deutsche Bank AG or any of its affiliates or subsidiaries, their spouses and minor children. The Fund and its service providers reserve the right to, from time to time, at their discretion, waive or reduce the investment minimums.

How to Open Your Fund Account

--------------------------------------------------------------------------------
By mail          Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Service Center.) Mail the completed application along with a check payable to the Fund you have selected to the Service
                 Center. The addresses are shown under "Contacting the Mutual
                 Fund Service Center of Deutsche Asset Management Funds".
--------------------------------------------------------------------------------
By wire          Call the Service Center to set up a wire account.
--------------------------------------------------------------------------------

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Deutsche Asset Management fund you have selected, to the Service Center. The addresses are shown in this section under "Contacting the Mutual Fund Service Center of Deutsche Asset Management." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management Mutual Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in the fund.

Selling: To sell by mail send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1 million worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

---------------------------------------------------------------------------------------------------
Routing No.                                     021001033
--------------------------------------------------------------------------------------------------
Attn:                                           Deutsche Asset Management/ Mutual Funds
--------------------------------------------------------------------------------------------------
DDA No.                                         00-226-296
--------------------------------------------------------------------------------------------------
FBO:                                            (Account name)
                                                (Account number)
--------------------------------------------------------------------------------------------------
Credit:                                         Total Return Bond - Premier Class (1726)
--------------------------------------------------------------------------------------------------

Refer to your account statement for the account name and number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of the fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.
 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.
 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.
 .  We accept payment for shares only in U.S. dollars by check, bank or Federal
   Funds wire transfer, or by electronic bank transfer. We do not accept starter checks or third-party checks.
 . The payment of redemption proceeds (including exchanges) for shares of the fund recently purchased by check may be delayed for up to 15 calendar days after purchase while we wait for your check to clear.
 .  We process all sales orders free of charge.
 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but no later than seven days.
 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.
 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.
 .  We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").
 .  We do not issue share certificates.
 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.
 . During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.
 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short term or to profit from day to day fluctuations in the Fund's share price.
 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.
 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.
 . Exchange Privilege: You can exchange all or part of your shares for shares in another Deutsche Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from the Service Center or your service agent.

Please note the following conditions:

   . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.
   . You may make the exchange by phone if your account has the exchange by phone feature or by letter or wire.
   . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

FINANCIAL HIGHLIGHTS

The Fund does not have a full calendar year of annual operating performance to report.

[BACK COVER]

Additional information about the Fund's investments will be made available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated October 29, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                    Deutsche Asset Management Service Center
                    P.O. Box 219210
                    Kansas City, MO 64121-9210

or call our toll-free number:

                    1-800-730-1313

You can find reports and other information about the Fund on the EDGAR Database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC,
------------------
Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.

                                                  Cusip #61735K547
Total Return Bond--Premier Class
Morgan Grenfell Investment Trust


Distributed by:
ICC Distributors, Inc.
811-8006

1726PRO (10/00)

MORGAN GRENFELL INVESTMENT TRUST

No-Load Open-End Funds

One South Street

Baltimore, MD 21202

STATEMENT OF ADDITIONAL INFORMATION

October 29, 2000

Morgan Grenfell Investment Trust (the "Trust") is an open-end, management investment company consisting of fifteen investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ("SAI") provides supplementary information pertaining to the following investment portfolios of the Trust (each, a "Fund"):

     -  Fixed Income, previously Morgan Grenfell Fixed Income Fund

     -  Municipal Bond, previously Morgan Grenfell Municipal Bond Fund

     - Short-Term Fixed Income, previously Morgan Grenfell Short-Term Fixed Income Fund

     - Short-Term Municipal Bond, previously Morgan Grenfell Short-Term Municipal Bond Fund

     -  High Yield Bond, previously Morgan Grenfell High Yield Bond Fund

     -  Smaller Companies, previously Morgan Grenfell Smaller Companies Fund

     -  Micro Cap, previously Morgan Grenfell Micro Cap Fund

     -  Total Return Bond, previously Morgan Grenfell Total Return Bond Fund

This SAI is not a prospectus, and should be read only in conjunction with the Institutional and Investment Class Prospectuses for each Fund except Total Return Bond, dated February 28, 2000, with the Institutional and Premier Class Prospectuses dated October 29, 2000 for Total Return Bond, and with the Premier Class Prospectus dated September 29, 2000 for High Yield Bond, as amended or supplemented from time to time (each, a "Prospectus" and collectively, the "Prospectuses"). The unaudited semi-annual financial statements and the audited financial statements for each Fund are included in the Funds' annual and semi-annual reports, which we have filed electronically with the Securities and Exchange Commission and which are incorporated by reference into the SAI. A copy of each Prospectus may be obtained without charge from Deutsche Asset Management, Inc. ("DeAM, Inc."), the Trust's Administrator, by calling 1-800-730-1313 or writing to Morgan Grenfell Investment Trust, P.O. Box 219210, Kansas City, Missouri 64121.

                                   Page -1-

TABLE OF CONTENTS

                                                                                          Page
Introduction............................................................................    3

Additional Information on Fund Investments and Strategies and Related Risks.............    3

Investment Restrictions.................................................................   34

Trustees and Officers...................................................................   39

Investment Advisory and Other Services..................................................   42

Codes of Ethics.........................................................................   44

Service Plan............................................................................   47

Portfolio Transactions..................................................................   49

Purchase and Redemption of Shares.......................................................   52

Performance Information.................................................................   54

Taxes...................................................................................   58

General Information About the Trust.....................................................   65

Additional Information..................................................................   70

Financial Statements....................................................................   70

Appendix A - Description of Ratings.....................................................   72

Appendix B - The Adviser's Micro Cap Investment Results.................................   78

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectuses in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. Each Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of the Funds are not available in certain states. Please call 1-800-730-1313 to determine availability in your state.

                                   Page -2-

                                 INTRODUCTION

The Trust is an open-end, management investment company that currently consists of fifteen separate investment portfolios. This SAI relates to the following eight separate investment portfolios of the Trust (the "Funds"):

Fixed Income
Short-Term Fixed Income
High Yield Bond
Total Return Bond
(collectively, the "Fixed Income Funds")

Municipal Bond
Short-Term Municipal Bond
(collectively, the "Municipal Funds")

Smaller Companies
Micro Cap
(collectively, the "Equity Funds")

Each Fund, other than Total Return Bond, is classified as "diversified" within the meaning of the Investment Company Act of 1940 (the "1940 Act").

Deutsche Asset Management, Inc. (the "Adviser" or "DeAM, Inc.") serves as investment adviser to the Funds. ICC Distributors, Inc. (the "Distributor" or "ICCD") serves as the Funds' principal underwriter and distributor. DeAM, Inc. also serves as the Funds' administrator (the "Administrator").

The information contained in this SAI generally supplements the information contained in the Prospectuses. No investor should invest in shares of a Fund without first reading the Prospectuses. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to them in each Prospectus.

                  ADDITIONAL INFORMATION ON FUND INVESTMENTS
                       AND STRATEGIES AND RELATED RISKS

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of each Fund.

Fixed Income
------------

Under normal conditions, the Fund invests at least 80% of its assets in intermediate-term U.S. Treasury, corporate, mortgage-backed, asset-backed, taxable municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade fixed income securities that, at the time of purchase, are either rated in one of the three highest rating categories by a major independent agency, or in unrated securities the Adviser considers of comparable quality. The

                                   Page -3-

Fund may invest up to 15% of its assets in investment grade fixed income securities rated within the fourth highest rating category. In the event that any security is downgraded, the Adviser will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Adviser determines that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

Short-Term Fixed Income
-----------------------

Under normal conditions, the Fund invests at least 80% of its assets in short-term U.S. Treasury, corporate, mortgage-backed, asset-backed, taxable municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade fixed income securities that, at the time of purchase, are either rated in one of the three highest rating categories by a major independent agency, or in unrated securities the Adviser considers of comparable quality. The Fund, at times, may invest a substantial percentage of its assets in asset-backed securities. The Fund may invest up to 15% of its assets in investment grade fixed income securities rated within the fourth highest rating category. In the event that any security is downgraded, the Adviser will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Adviser determines that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

Municipal Bond
--------------

Under normal conditions, the Fund invests at least 80% of net assets in municipal securities which pay interest exempt from federal income tax and at least 65% of total assets in municipal bonds. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The Fund invests primarily in investment grade bonds that are either rated in one of the three highest rating categories by one of the major independent rating agencies, or in unrated securities that the Adviser considers of comparable quality. The Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest category. In the event that any security is downgraded, the Adviser will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). Up to 20% of the Fund's total assets may be invested in certain taxable securities in order to maintain liquidity. Securities may be purchased on a when-issued basis.

Short-Term Municipal Bond
-------------------------

                                   Page -4-

Under normal conditions, the Fund invests at least 80% of net assets in municipal securities which pay interest exempt from federal income tax and at least 65% of total assets in municipal bonds. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The Fund invests primarily in investment grade bonds that are either rated in one of the three highest rating categories by one of the major independent rating agencies, or in unrated securities that the Adviser considers of comparable quality. The Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest category. In the event that any security is downgraded, the Adviser will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). Up to 20% of the Fund's total assets may be invested in certain taxable securities in order to maintain liquidity. Securities may be purchased on a when-issued basis.

Total Return Bond
-----------------

Under normal conditions, the Fund invests at least 65% of its total assets in U.S.-dollar denominated investment grade fixed income securities. The remainder of the Fund's assets may be invested in fixed income securities of foreign issuers, below investment grade fixed income securities (high yield bonds) of U.S. and foreign issuers, including high yield bonds of issuers in countries with new or emerging securities markets, or, to maintain liquidity, in cash or money market instruments. The Fund may invest up to 25% of its total assets in foreign investment grade fixed income securities. The Fund may invest up to 17% of its assets in below investment grade fixed income securities of U.S. and foreign issuers. The Fund may also invest up to 7% of its assets in high yield bonds of issuers in countries with new or emerging securities markets. The Fund may invest up to 35% of its assets in securities denominated in a foreign currency. We may also use various instruments commonly known as "derivatives" as secondary investments. In particular, the Fund may use forward currency transactions and currency options.

High Yield Bond
---------------

Under normal conditions, the Fund invests at least 65% of its total assets in U.S. dollar-denominated domestic and foreign below investment grade bonds (junk bonds) including those in countries with new or emerging securities markets. The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The Fund may invest up to 10% of its total assets in non-U.S. dollar-denominated, below investment grade securities. The Fund may also invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund's investment objectives are not otherwise readily available for purchase.

Smaller Companies
-----------------

Under normal conditions, the Fund invests at least 65% of its total assets in the equity and equity related securities of U.S. small capitalization companies. The Adviser defines the small

                                   Page -5-
capitalization equity securities universe as the bottom 20% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million. Up to 35% of the Fund's total assets may be invested in investment grade fixed income securities, securities of medium and large capitalization companies and in cash. Up to 5% of the Fund's net assets may be invested in the securities of foreign issuers.

Micro Cap
---------

Under normal conditions, the Fund invests at least 65% of its total assets in the common stocks of U.S. micro capitalization companies and securities convertible into such stocks. The Adviser defines the Micro Capitalization equity universe as the bottom 5% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million. Up to 25% of the Fund's total assets may be invested in the securities of foreign companies that would be considered in the bottom 5% in terms of market capitalization in the U.S. equity market. The Fund may invest up to 35% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. In addition, the Fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that are considered high quality.

FIXED INCOME SECURITIES

GENERAL. Each Fund may invest in fixed income securities. In periods of declining interest rates, the yield (income from portfolio investments over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to such a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

PRIVATE ACTIVITY AND INDUSTRIAL DEVELOPMENT BONDS. Each of the Funds other than the Equity Funds may invest in private activity and industrial development bonds, which are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

PUT BONDS. Each of the Funds other than the Equity Funds may invest in "put" bonds, which are tax exempt securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity.

                                   Page -6-

The Adviser intends to purchase only those "put" bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer of the put although the final maturity of the security is later than such date.

U.S. GOVERNMENT SECURITIES. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities"). Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported either by (i) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (iv) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future.

Each of the Funds other than the Equity Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government. STRIPS are sold as zero coupon securities. See "Zero Coupon Securities."

CUSTODIAL RECEIPTS. Custodial receipts are interests in separately traded interest and principal component parts of U.S. Government securities that are issued by banks or brokerage firms and are created by depositing U.S. Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see "U.S. Government securities" above) are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities; for more information, see "Zero Coupon Securities."

Each of the Funds other than the Equity Funds and the Municipal Funds may acquire U.S. Government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of

                                   Page -7-
different names, including TIGRs, and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government securities for federal tax and securities purposes. In the case of CATS and TIGRS, the Internal Revenue Service ( the "IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRS are not considered U.S. Government securities by the staff of the Commission. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

ZERO COUPON SECURITIES. STRIPS and custodial receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because a Fund must distribute the accreted amounts in order to qualify for favorable tax treatment, it may have to sell portfolio securities to generate cash to satisfy the applicable distribution requirements. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

VARIABLE AND FLOATING RATE INSTRUMENTS. Each of the Funds other than the Equity Funds may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. A Fund holding such an instrument can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable

                                   Page -8-
to a Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Adviser will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which a Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

YIELDS AND RATINGS. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Standard and Poor's Ratings Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by Standard & Poor's, Moody's and certain other recognized rating organizations.

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Adviser, pursuant to guidelines established by the Board of Trustees, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission (the "Commission").

LOWER QUALITY DEBT OBLIGATIONS "JUNK-BONDS". High Yield Bond and Total Return Bond may invest in below investment grade bonds, including securities in default. These securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

Below investment grade bonds (junk-bonds) will also be affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic

                                   Page -9-
growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality bonds is generally less liquid than the market for investment grade bonds. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade bonds, and it also may be more difficult under certain adverse market conditions to sell these lower quality securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund's net asset value.

As discussed above, High Yield Bond and Total Return Bond may invest in high yielding fixed income securities that are rated lower than Baa by Moody's or BBB by Standard & Poor's and unrated securities determined to be of comparable quality. The values of these lower quality securities generally fluctuate more than those of higher quality securities. In addition, these securities involve a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The Adviser seeks to reduce these risks through investment analysis and attention to current developments in interest rates and economic conditions, but there can be no assurance that the Adviser will be successful in reducing the risks associated with investments in such securities. To the extent a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

High Yield Bond and Total Return Bond may invest in pay-in-kind (PIK) securities, which pay interest in either cash or additional securities, at the issuer's option, for a specified period. In addition, each Fund may invest in zero coupon bonds. Both of these types of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See "Taxes" below.

The market value of fixed income securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline.

CONVERTIBLE AND PREFERRED SECURITIES

Subject to its investment objectives and policies, each Fund (other than Municipal Bond and Short-Term Municipal Bond) may invest in convertible securities, which are ordinarily preferred stock or long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security

                                   Page -10-
exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The convertible debt securities in which each Fund may invest are subject to the same rating criteria and downgrade policy as the Fund's investments in fixed income securities.

Each Fund (other than Municipal Bond and Short-Term Municipal Bond), subject to its investment objectives, may purchase preferred stock. Preferred stocks are equity securities, but possess certain attributes of debt securities and are generally considered fixed income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and in such cases all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stocks. However, preferred stocks are equity securities in that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

WARRANTS

Each Equity Fund, High Yield Bond and Total Return Bond may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

                                   Page -11-

MUNICIPAL SECURITIES

The Municipal Funds and, to a more limited extent, Fixed Income, Short-Term Fixed Income, High Yield Bond and Total Return Bond may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include "private activity" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Adviser based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Fund. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many

                                   Page -12-
municipal securities that were not publicly offered initially and such securities can be readily marketable.

The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION INTERESTS. A municipal lease is an obligation in the form of a lease or installment purchase contract which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a Fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a Fund's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Funds' respective limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such Fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of

                                   Page -13-
other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund. No Fund may invest more than 5% of its net assets in municipal leases.

Each of the Funds other than the Equity Funds may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days notice, of all or any part of the Fund's participation interest in the underlying municipal security, plus accrued interest.

MUNICIPAL NOTES. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

PRE-REFUNDED MUNICIPAL SECURITIES. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the

                                   Page -14-
securities. Instead, after pre-refunding the source of such payments of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the U.S. Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

TENDER OPTION BONDS. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate. Each Municipal Fund intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel's opinion in any particular case, there is a risk that a Municipal Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Municipal Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

AUCTION RATE SECURITIES. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that

                                   Page -15-
invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of complying with the 20% limitation on each Municipal Fund's investments in taxable investments, auction rate preferred securities will be treated as taxable investments unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes.

A Fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed by the 1940 Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Fund (including a Municipal Fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

GENERAL. Fixed Income, Short-Term Fixed Income, High Yield Bond, Total Return Bond and, to a more limited extent, the Municipal Funds may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Fixed Income, Short-Term Fixed Income, High Yield Bond and Total Return Bond may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment

                                   Page -16-
sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. Many mortgage and asset-backed securities may be considered derivative instruments.

MORTGAGE-BACKED. Each of the Funds other than the Equity Funds may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. A Fund may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

Only Fixed Income, Short-Term Fixed Income, High Yield Bond and Total Return Bond may invest in mortgage-backed securities issued by non-governmental entities including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are

                                   Page -17-
credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including "regular" interests and "residual" interests. The Funds do not intend to acquire residual interests in REMICs under current tax law, due to certain disadvantages for regulated investment companies that acquire such interests. Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Adviser believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the Adviser, is three years or less at the time of purchase of the security by a Fund. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily objective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the Adviser will monitor the average life of the portfolio securities of each Fund with a portfolio maturity policy and make needed adjustments to comply with such Funds' policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the Adviser will be the actual average life of such securities.

Each of Total Return Bond, Fixed Income and Short-Term Fixed Income, may at times, invest a significant percentage of its assets in CMOs.

ASSET-BACKED SECURITIES. Fixed Income, Short-Term Fixed Income, High Yield Bond and Total Return Bond may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations.

                                   Page -18-

Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset backed securities may be considered derivative instruments. Short-Term Fixed Income may, at times, invest a significant percentage of its assets in asset-backed securities.

SECURITIES OF FOREIGN ISSUERS

FOREIGN SECURITIES. Subject to their respective investment objectives and policies, each of the Funds other than the Municipal Funds may invest in securities of foreign issuers and supranational entities. While the non-U.S. investments of the Equity Funds, High Yield Bond and Total Return Bond may be denominated in any currency, the investments of Fixed Income, Short-Term Fixed Income in foreign securities may be denominated only in the U.S. dollar. Foreign securities may offer investment opportunities not available in the United States, but such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also, in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices differ and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Funds' portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities.

To the extent the investments of the Equity Funds and Total Return Bond are denominated in foreign currencies, the net asset values of such Funds may be affected favorably or unfavorably by fluctuations in currency exchange rates and by changes in exchange control regulations. For example, if the Adviser increases a Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Adviser's currency management may result in increased losses to the Fund. Similarly, if the Adviser hedges a Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. The Equity Funds and Total Return Bond will incur transaction costs in connection with conversions between currencies.

FOREIGN GOVERNMENT SECURITIES. The foreign government securities in which each of the Funds other than the Municipal Funds may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Each of the Funds other than the Municipal Funds may invest in foreign government securities in the form of American Depositary Receipts. Foreign government securities also include debt securities of supranational entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and

                                   Page -19-

Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the InterAmerican Development Bank. Currently, Fixed Income and Short-Term Fixed Income intend to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the International Bank for Reconstruction and Development (the "World Bank"), the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

INVESTMENT IN EMERGING MARKETS

High Yield Bond may invest to varying degrees in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized, or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Fund's investments in these countries illiquid and more volatile than investments in most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and may be difficult as a result to assess the value or prospects of an investment in those countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

EQUITY AND EQUITY RELATED SECURITIES

The Funds may invest in common stock, preferred stock, warrants, purchased call options and other rights to acquire stock. The market value of an equity security will increase or decrease depending on market conditions. This affects the value of the shares of a Fund, and the value of your investment. Smaller Companies will invest at least 60% of its assets directly in stocks.

SMALL AND MICRO CAPITALIZATION COMPANIES

Smaller Companies and Micro Cap invest a significant portion of their assets in smaller, lesser-known companies which the Adviser believes offer greater growth potential than larger, more mature, better-known companies. Investing in the securities of these companies, however, also involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such

                                   Page -20-
stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources. Many smaller capitalization companies in which Smaller Companies and Micro Cap may invest are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. As a result, there may be less publicly available information concerning these companies than exists for larger capitalization companies. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies.

CURRENCY MANAGEMENT TECHNIQUES

To the extent that they invest in securities denominated or quoted in foreign currencies, the Equity Funds and Total Return Bond may enter into forward currency exchange contracts ("forward contracts") and buy and sell currency options to hedge against currency exchange rate fluctuations. For the same purpose, Total Return Bond may also enter into currency swap agreements, purchase securities indexed to foreign currencies and buy and sell futures contracts relating to foreign currencies and options on such futures contracts. The instruments involved in Currency-Related Transactions may be considered derivative instruments. A Fund may enter into Currency-Related Transactions to attempt to protect against an anticipated rise in the U.S. dollar price of securities that it intends to purchase. In addition, a Fund may enter into Currency-Related Transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the U.S. dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Adviser is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each of the Equity Funds and Total Return Bond may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer will charge a fee for conversion. A Fund may conduct foreign currency exchange transactions on a "spot" basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. A Fund also may enter into forward foreign currency exchange contracts ("forward currency contracts") or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to a Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.

                                   Page -21-

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a "spread" or profit on each transaction.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

Total Return Bond may use forward currency transactions in an attempt to hedge against losses, or where possible, to add to investment returns. The Equity Funds may enter into forward currency contracts only for the following hedging purposes. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause the Fund to enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Using forward currency contracts in an attempt to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund's foreign assets.

A Fund's custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies. If the value of the

                                   Page -22-
securities placed in the segregated account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although forward currency contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Funds' ability to utilize forward currency contracts may be restricted. In addition, a particular forward currency contract and assets used to cover such contract may be illiquid.

A Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While a Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

The Equity Funds and Total Return Bond's activities in forward currency exchange contracts, currency futures contracts and related options and currency options (see below) may be limited by the requirements of subchapter M of the Code, for qualification as a regulated investment company.

OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES

GENERAL. Each Equity Fund, High Yield Bond and Total Return Bond may write covered put and call options and purchase put and call options. Such options may relate to particular securities, to various stock indices, or to currencies. The Funds may write call and put options which are issued by the Options Clearing Corporation (the "OCC") or which are traded on U.S. and non-U.S. exchanges and over-the-counter. These instruments may be considered derivative instruments.

WRITTEN OPTIONS. Each Equity Fund, High Yield Bond and Total Return Bond may write (sell) covered put and call options on securities and enter into related closing transactions. A Fund may receive fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium for a written call option, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put

                                   Page -23-
option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by a Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire other securities that are the same as those subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

PURCHASED OPTIONS. Each Equity Fund, High Yield Bond and Total Return Bond may also purchase put and call options on securities. A put option entitles a Fund to sell, and a call option entitles a Fund to buy, a specified security at a specified price during the term of the option. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

A Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell, or deliver a security it would otherwise retain.

A Fund may purchase and sell options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter. A Fund may also purchase and sell options traded on recognized foreign exchanges. There can be no assurance that a liquid secondary market will exist for any particular option. Over-the-counter options also involve the risk that a counterparty will fail to meet its obligation under the option.

OPTIONS ON STOCK INDICES OR CURRENCIES. The Equity Funds may purchase and write exchange-listed put and call options on stock indices to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of well-known stock indices are the Standard & Poor's Index of 500 Common Stocks and the Wilshire 5000 Index. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The Equity Funds may also purchase and write put and call options on currencies.

A call option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index exceeds the option's exercise price. Conversely, a put option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index is less than the option's exercise price. The amount of any payment to the option holder will be equal to the difference between the closing price of the index at the time of exercise and the

                                   Page -24-
exercise price of the option expressed in U.S. dollars or a foreign currency, times a specified multiple. A put option on a currency gives its holder the right to sell an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration. Conversely, a call option on a currency gives its holder the right to purchase an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration.

When an Equity Fund writes an option on a stock index, it will cover the option by depositing cash or liquid securities or a combination of both in an amount equal to the market value of the option, in a segregated account, which will be marked to market daily, with the Fund's custodian, and will maintain the account while the option is open. Alternatively, and only in the case of a written call option on a stock index, the Fund may cover the written option by owning an offsetting call option. A call option on currency written by a Fund is covered if the Fund owns an equal amount of the underlying currency.

OTHER CONSIDERATIONS. The Funds will engage in over-the-counter ("OTC") options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker- dealer may fail to meet its obligations. There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the OCC, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission paid by the Fund) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be marked-to-market on an ongoing basis to reflect the current value of the option purchased or written. The current value of a traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds to the Fund from the exercise will be increased by the net premium originally received, and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities, securities indices and currencies. For example, there are significant differences between the securities markets, currency markets and the corresponding options markets that could result in imperfect correlations, causing a given option transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a U.S. or non-U.S. securities exchange may be absent for reasons which include the following: there may be insufficient

                                   Page -25-
trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which the underlying securities and currencies are traded. To the extent that the options markets close before the markets for the underlying securities and currencies, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The risks described above also apply to options on futures, which are discussed below.

FUTURES CONTRACTS AND RELATED OPTIONS

GENERAL. When deemed advisable by the Adviser, each Equity Fund, High Yield Bond and Total Return Bond may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Funds may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. A Fund may engage in futures and related options transactions for hedging and non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission. A Fund will not enter into futures contracts or options thereon for non-hedging purposes, if immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Funds to purchase securities, require the Funds to segregate cash or liquid securities with a value equal to the amount of the Fund's obligations.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell a particular financial instrument for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a commodity or financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price.

                                   Page -26-

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Funds may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that a Fund proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of a Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in

                                   Page -27-
exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

A Fund may use options on futures contracts solely for bona fide hedging or other non-hedging purposes as described below.

OTHER CONSIDERATIONS. Each Equity Fund, High Yield Bond and Total Return Bond will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. A Fund will determine that the price fluctuations in the futures contracts and options on futures used by it for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes-- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are denominated) that a Fund intends to purchase. As evidence of this hedging intent, each Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to compliance with the bona fide hedging definition, a CFTC regulation now permits a Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company. See "Taxes."

                                   Page -28-

A Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating a Fund to purchase securities, require a Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by a Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of the Fund's underlying securities. The Funds will attempt to minimize the risk that they will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

LIMITATIONS AND RISKS ASSOCIATED WITH TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Adviser may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the Commission, each Fund will limit its investments in illiquid securities to 15% of the Fund's net assets.

Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Adviser's ability to predict the direction of stock prices and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely

                                   Page -29-
execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

Except as set forth above under "Futures Contracts and Options on Futures Contracts", there is no limit on the percentage of the assets of High Yield Bond or any Equity Fund that may be at risk with respect to futures contracts and related options. A Fund may not invest more than 25% of its total assets in purchased protective put options. A Fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes" below. Options, futures contracts and options on futures contracts are derivative instruments.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund's custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to a Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust's Board of Trustees.

For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase, under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation.

If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller's estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below an amount equal to 102% of the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

                                   Page -30-

"WHEN-ISSUED" PURCHASES AND FORWARD COMMITMENTS (DELAYED DELIVERY)

Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. A Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Adviser, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss, and distributions attributable to any such gain, including a distribution by a Municipal Fund, would be taxable to shareholders.

When a Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. The market value of a Fund's net assets will generally fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets. When a Fund engages in "when-issued" and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

BORROWING

Each Fund may borrow for temporary or emergency purposes, although borrowings by Fixed Income and Municipal Bond may not exceed 10% of the value of their respective total assets. This borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset

                                   Page -31-
coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund will be required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To limit the potential leveraging effects of a Fund's borrowings, each Fund other than Fixed Income and Municipal Bond will not make investments while borrowings are in excess of 5% of total assets. Fixed Income and Municipal Bond may not make additional investments while they have any borrowings outstanding. Borrowing generally will exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

LENDING PORTFOLIO SECURITIES

Each Fund, other than Fixed Income and Municipal Bond, may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made by a Fund, may not exceed 33 1/3% of the value of the Fund's total assets. A Fund's loans of securities will be collateralized by cash, cash equivalents or U.S. Government securities. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "placing broker". No fee will be paid to affiliated persons of the Fund. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable.

By lending portfolio securities, a Fund can increase its income by continuing to receive amounts equal to the interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as amounts equal to the dividends, interest or other distributions on the loaned securities, and any increase in market value;
(v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event will occur affecting the investment in the loaned securities, the Fund must terminate the loan in time to vote the securities on such event.

DIVERSIFICATION

                                   Page -32-

Each Fund other than Total Return Bond is "diversified" under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See "Investment Restrictions" and "Taxes" below. Total Return Bond is "non-diversified" under the 1940 Act. Accordingly, although it is subject to the issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code, Total Return Bond is not subject to the more stringent issuer diversification requirements imposed on diversified funds by the 1940 Act. To the extent that Total Return Bond does not meet the standards for being diversified under the 1940 Act, it will be more susceptible to developments affecting any single issuer of portfolio securities.

CONCENTRATION OF INVESTMENTS

As a matter of fundamental policy, no Fund may invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except U.S. Government securities). Currently, it is not anticipated that either Municipal Fund will invest 25% or more of its total assets (at market value at the time of purchase) in: (a) securities of one or more issuers conducting their principal activities in the same state; or (b) securities the principal and interest of which is paid from revenues of projects with similar characteristics, except that 25% or more of either Municipal Fund's total assets may be invested in single family and multi-family housing obligations. To the extent a Municipal Fund concentrates its investments in single family and multi-family housing obligations, the Fund will be subject to the peculiar risks associated with investments in such obligations, including prepayment risks and the risks of default on housing loans, which may be affected by economic conditions and other factors relating to such obligations.

MORTGAGE DOLLAR ROLLS

Each of the Funds other than the Equity Funds and the Municipal Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls.

RESTRICTED SECURITIES

Each of the Funds other than the Municipal Funds may invest to a limited extent in restricted securities. Restricted securities are securities that may not be sold freely to the public without prior registration under federal securities laws or an exemption from registration. Restricted securities will be considered illiquid unless they are restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933 and the Board

                                   Page -33-
of Trustees determines that these securities are liquid based upon a review of the trading markets for the specific securities.

OTHER INVESTMENT COMPANIES

Each Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other U.S.-registered investment companies. In addition, a Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company, except that, in accordance with an exemptive order expected to be issued by the Commission, Total Return Bond may invest up to 17% of its shares in institutional shares of High Yield Bond and up to 7% of its shares in institutional shares of Emerging Markets Debt (but only if such order is issued; there is no assurance that such an order will be granted). A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees. Total Return Bond will not acquire securities of another investment company if, at the time of acquisition, the other investment company owns securities of any other investment company in excess of the limits contained in section 12(d)(1)(A) of the 1940 Act.

TEMPORARY DEFENSIVE INVESTMENTS

For temporary defensive purposes during periods when the Adviser determines that conditions warrant, each of the Funds other than the Municipal Funds may invest up to 100% of its assets in cash and money market instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor's or P-1 by Moody's, or unrated commercial paper determined by the Adviser to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

COMMERCIAL PAPER

Commercial paper is a short-term, unsecured negotiable promissory note of a U.S or non-U.S issuer. Each of the Funds may purchase commercial paper. Each Fund may also invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Fund and an issuer, and are not normally traded in a secondary market. A Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The Adviser will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also "Fixed Income Securities--Variable and Floating Rate Instruments."

                                   Page -34-

BANK OBLIGATIONS

Each Fund's investments in money market instruments may include certificates of deposit, time deposits and bankers' acceptances. Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the Funds, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

                            INVESTMENT RESTRICTIONS

The fundamental investment restrictions set forth below may not be changed with respect to a Fund without the approval of a "majority" (as defined in the 1940
Act) of the outstanding shares of that Fund. For the purposes of the 1940 Act, "majority" means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the shares of the Fund.

Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund with the exception of borrowings permitted by fundamental investment restriction
(2) listed below for each Fund other than Fixed Income and Municipal Bond and fundamental investment restriction (3) listed below for Fixed Income and Municipal Bond.

In addition, the policy of each Municipal Bond and Short-Term Municipal Bond to invest at least 80% of its net assets in tax-exempt securities has been designated as fundamental.

The nonfundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.

                                   Page -35-

INVESTMENT RESTRICTIONS THAT APPLY TO SHORT-TERM FIXED INCOME, SHORT-TERM MUNICIPAL BOND, HIGH YIELD BOND, TOTAL RETURN BOND AND THE EQUITY FUNDS

FUNDAMENTAL INVESTMENT RESTRICTIONS   The Trust may not, on behalf of a Fund:

(1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities, if appropriately covered.

(2) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls, if appropriately covered, with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend Fund securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original Issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency

                                   Page -36-
     and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

In addition, each Fund, other than Total Return Bond, will adhere to the following fundamental investment restriction:

     With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than the U.S. Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS   The Trust may not, on behalf of a Fund:

(a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

(b) Purchase securities of other U.S.-registered investment companies, except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

(c) Invest for the purpose of exercising control over or management of any company.

(d) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

The staff of the Commission has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of each Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities (10% limitation for Municipal Bond and Short-Term Municipal
Bond). Restricted securities (including commercial paper issued pursuant to
Section 4(2) of the Securities Act of 1933, which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

                                   Page -37-

"Value" for the purposes of the foregoing investment restrictions shall mean the market value used in determining each Fund's net asset value.

INVESTMENT RESTRICTIONS THAT APPLY TO FIXED INCOME AND MUNICIPAL BOND

Fundamental Investment Restrictions. The Trust may not, on behalf of Fixed Income or Municipal Bond:

(1)  Acquire more than 10% of the voting securities of any one issuer.

(2)  Invest in companies for the purpose of exercising control.

(3) Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of its total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

(4) Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and a Fund may enter into repurchase agreements.

(5) Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

(6) Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of the Fund, a Fund may invest in municipal securities or other obligations secured by real estate or interests therein.

(7) Make short sales of securities, maintain a short position or purchase securities on margin, except that a Fund may obtain short-term credits as necessary for the clearance of security transactions.

(8) Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

(9) Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

                                   Page -38-

(10) Issue senior securities (as defined in the Investment Company Act of 1940) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

(11) Purchase or retain securities of an issuer if an officer, trustee, partner or director of the Fund or any investment adviser of the Fund owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

(12) Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

(13) Write or purchase puts, calls, options or combinations thereof or invest in warrants, except that a Fund may purchase "put" bonds.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS

(1) A Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 10% of Municipal Bond's total assets and 15% of Fixed Income's net assets. An illiquid security is a security that cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

(2) A Fund may not purchase securities of other U.S.-registered investment companies except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

                             TRUSTEES AND OFFICERS

Information pertaining to the Trustees and officers of the Trust is set forth below. An asterisk (*) indicates those Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act.

-------------------------------------------------------------------------------------------------
Name and Address                    Positions with Trust   Principal Occupation During Past Five
                                                            Years
-------------------------------------------------------------------------------------------------
Paul K. Freeman (2)                Trustee                 Project Leader,
7257 South Tucson Way                                      International Institute for Applied
Englewood, CO 80112 (age 48)                               Systems Analysis (since 1998); Chief
                                                           Executive Officer, The Eric Group
                                                           Inc. (environmental insurance)
                                                           (1986-1998).
-------------------------------------------------------------------------------------------------
Graham E. Jones (2)                Trustee                 Senior Vice President, BGK Realty
330 Garfield Street                                        Inc. (since 1995); Financial Manager,
Santa Fe, NM 87501                                         Practice Management Systems (medical
(age 65)                                                   information services) (1988-
-------------------------------------------------------------------------------------------------

                                   Page -39-

--------------------------------------------------------------------------------------------------
Name and Address                    Positions with Trust   Principal Occupation During Past Five
                                                            Years
--------------------------------------------------------------------------------------------------
                                                           95); Director, 11 closed-end funds
                                                           managed by Morgan Stanley Asset
                                                           Management; Trustee, 9 open-end mutual
                                                           funds managed by Weiss, Peck & Greer;
                                                           Trustee of 10 open-end mutual funds
                                                           managed by Sun Capital Advisers, Inc.
--------------------------------------------------------------------------------------------------
William N. Searcy (2)              Trustee                 Pension & Savings Trust Officer,
2330 Shawnee Mission Pkwy                                  Sprint Corporation
Westwood, KS 66205                                         (telecommunications) (since 1989);
(age 53)                                                   Trustee of six open-end mutual funds
                                                           managed by Sun Capital Advisers, Inc.
--------------------------------------------------------------------------------------------------
Hugh G. Lynch                      Trustee                 Retired, former Managing Director,
767 Fifth Avenue                                           International Investments, General
New York, NY 10153                                         Motors Investment Management
(age 62)                                                   Corporation
                                                           Director, Emerging Markets Growth
                                                           Fund managed by Capital
                                                           International, Inc. (since December
                                                           1994); Director, The Greater China
                                                           Fund (since February 2000).
--------------------------------------------------------------------------------------------------
Edward T. Tokar                    Trustee                 Vice President-Investments, Honeywell
101 Columbia Road                                          International, Inc. (advanced
Morristown, NJ 07962                                       technology and manufacturer) (since
(age 52)                                                   1985).
--------------------------------------------------------------------------------------------------
Richard T. Hale                    President               Trustee of each of the investment
One South Street                                           companies within the Deutsche Asset
Baltimore, MD  21202                                       Management mutual fund complex;
                                                           Managing Director, Deutsche Asset
                                                           Management; Managing Director,
                                                           Deutsche Banc Alex. Brown
                                                           Incorporated;
                                                           Director and President, Investment
                                                           Company Capital Corp.
--------------------------------------------------------------------------------------------------
David W. Baldt                     Vice President          Managing Director of Active Fixed
150 S. Independence Sq.                                    Income, DeAM, Inc. (since 1989).
W. Philadelphia, PA 19106
(age 50)
--------------------------------------------------------------------------------------------------
James H. Grifo                     Vice President          Managing Director and Executive Vice
150 S. Independence Sq.                                    President, DeAM, Inc. (since 1996);
W. Philadelphia, PA 19106                                  Senior Vice President, GT Global
(age 48)                                                   Financial (1990 - 1996).
--------------------------------------------------------------------------------------------------
Amy M. Olmert (1)(3)               Treasurer, Chief        Vice President, Deutsche Asset
--------------------------------------------------------------------------------------------------

                                   Page -40-

-------------------------------------------------------------------------------------------------
Name and Address                    Positions with Trust   Principal Occupation During Past Five
                                                            Years
-------------------------------------------------------------------------------------------------
One South Street                   Financial Officer       Management Americas (since 1999);
Baltimore, MD  21202                                       Vice President, BT Alex. Brown Inc.
(age 36)                                                   (1997-1999); Senior Manager,
                                                           PricewaterhouseCoopers LLP
                                                           (1988-1997).
-------------------------------------------------------------------------------------------------
Daniel O. Hirsch                   Secretary               Principal, Deutsche Asset Management
One South Street                                           Americas (since 1999); Director,
Baltimore, MD  21202                                       Deutsche Bank Alex. Brown
(age 45)                                                   Incorporated and Investment Company
                                                           Capital Corp. (since 1998); Assistant
                                                           General Counsel, Office of the
                                                           General Counsel, United States
                                                           Securities and Exchange Commission
                                                           (1993-1998).
-------------------------------------------------------------------------------------------------

1  Member of the Trust's Pricing Committee.
2  Member of the Trust's Audit Committee.
3  Member of the Trust's Dividend Committee.

Certain of the Trustees and officers of the Trust reside outside the United States, and substantially all the assets of these persons are located outside the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon these persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Delaware. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against these Trustees and officers predicated solely upon the federal securities laws.

Messrs. Jones, Freeman and Searcy are members of the Audit Committee of the Board of Trustees. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of independent accountants, and reviewing with such accountants and the Treasurer of the Trust matters relating to accounting and auditing practices and procedures, accounting records, internal accounting controls and the functions performed by the Trust's custodian, administrator and transfer agent.

As of October 18, 2000, the Trustees and officers of the Trust owned, as a group, less than one percent of the outstanding shares of each Fund.

COMPENSATION OF TRUSTEES

The Trust pays each Trustee who is not affiliated with the Adviser an annual fee of $15,000 provided that they attend each regular Board meeting during the year. Members of the Audit Committee also receive $1,000 for each Audit Committee

                                   Page -41-
meeting attended. The Trustees are also reimbursed for out-of-pocket expenses incurred by them in connection with their duties as Trustees. The following table sets forth the compensation paid by the Trust to the Trustees for the fiscal year of the Trust ended October 31, 1999:

------------------------------------------------------------------------------------------------
                                Pension or Retirement Benefits
Name of Trustee                 Accrued as Part of Fund             Aggregate Compensation from
                                Expenses                            the Trust/Complex*
------------------------------------------------------------------------------------------------
Paul K. Freeman                 $0                                  $22,750
------------------------------------------------------------------------------------------------
Graham E. Jones                 $0                                  $24,750
------------------------------------------------------------------------------------------------
William N. Searcy               $0                                  $25,750
------------------------------------------------------------------------------------------------
Hugh G. Lynch                   $0                                  $21,750
------------------------------------------------------------------------------------------------
Edward T. Tokar                 $0                                  $21,750
------------------------------------------------------------------------------------------------

* The Trustees listed above do not serve on the Board of any other investment company that may be considered to belong to the same complex as the Trust.

On August 17, 2000, the Trustees adopted a Deferred Compensation Plan. Pursuant to the Deferred Compensation Plan, any Trustee who receives fees from the Company is permitted to defer up to 100% of his annual compensation. As of the date of this SAI, none of the Trustees had executed a Deferred Compensation Agreement. The deferring Trustees may select from among the funds in the Morgan Grenfell Investment Trust in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustee's deferral accounts will be paid in cash, in generally quarterly installments over a period of ten years.


                     INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISER

Effective October 6, 1999, the investment adviser to each Fund, Morgan Grenfell Inc. changed its name to Deutsche Asset Management, Inc. ("DeAM, Inc."). DeAM, Inc., 885 Third Avenue, New York, New York, acts as the investment adviser to each Fund pursuant to the terms of Management Contracts, dated December 28, 1994, August 23, 1996, and January 30, 1998 (referred to collectively herein as the "Management Contracts"). Pursuant to the Management Contracts, the Adviser supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical, advisory and managerial services. The Adviser pays the ordinary office expenses of the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are "interested persons" (as defined in the 1940 Act) of the
Adviser.   Under the Management Contracts, the Trust, on behalf of each Fund, is obligated to pay the Adviser a monthly fee at an annual rate of each Fund's average daily net assets as follows:

                                   Page -42-

                         --------------------------------------------------------------------------
                         Fund                                                           Annual Rate
                         --------------------------------------------------------------------------
                         Municipal Bond                                                        0.40%
                         --------------------------------------------------------------------------
                         Short-Term Municipal Bond                                             0.40%
                         --------------------------------------------------------------------------
                         Fixed Income                                                          0.40%
                         --------------------------------------------------------------------------
                         Short-Term Fixed Income                                               0.40%
                         --------------------------------------------------------------------------
                         High Yield Bond                                                       0.50%
                         --------------------------------------------------------------------------
                         Smaller Companies                                                     1.00%
                         --------------------------------------------------------------------------
                         Micro Cap                                                             1.50%
                         --------------------------------------------------------------------------
                         Total Return Bond                                                     0.45%
                         --------------------------------------------------------------------------

If Total Return Bond receives exemptive relief from the commission to invest up to 17% of its total assets in High Yield Bond Portfolio and up to 7% of its total assets in the Emerging Markets Debt fund, its advisory fee will be reduced.

Each Fund's advisory fees are paid monthly and will be prorated if the Adviser shall not have acted as the Fund's investment adviser during the entire monthly period.

The Adviser and the Administrator have contractually agreed to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in the Fund's Prospectus. For each class of each Fund (except High Yield Bond Premier Class and Total Return Bond Premier and Institutional Class) the contractual fee waivers cover the 16-month period from each Fund's most recently completed fiscal year. For High Yield Bond and Total Return Bond, the contractual fee waiver covers the period from the Fund's inception through October 31, 2001 and February 28, 2002, respectively. These contractual fee waivers may only be changed by the Fund's Board of Trustees. For the fiscal year ended October 31, 1999, Fixed Income, Municipal Bond, Short-Term Fixed Income, Short-Term Municipal Bond, High Yield Bond and Smaller Companies each paid the Adviser net advisory fees of $5,004,754, $2,598,550, $96,835, $343,523,
$1,232,710 and $63,602, respectively. For the fiscal year ended October 31, 1998, Fixed Income, Municipal Bond, Short-Term Fixed Income, Short-Term Municipal Bond, High Yield Bond and Micro Cap each paid the Adviser net advisory fees of $4,688,049, $1,734,753, $2,407, $45,706, $119,581 and $138,127,
respectively. During the fiscal period ended October 31, 1998, Smaller Companies paid no advisory fees. For the fiscal period ended September 30, 1999, Micro Cap paid the Adviser net advisory fees of $225,700. During the fiscal period ended October 31, 1997, Fixed Income and Municipal Bond each paid the Adviser net advisory fees of $3,171,809 and $977,638, respectively. During the fiscal period ended October 31, 1997, Short-Term Fixed Income, Short-Term Municipal Bond, High Yield Bond, Smaller Companies and

                                   Page -43-

Micro Cap paid no advisory fees. Total Return Bond was not in operation during any of the indicated periods, and, accordingly, paid no advisory fees during such periods.


Each Management Contract between DeAM, Inc. and the Trust except the management contract for Total Return Bond, was most recently approved on November 18, 1999 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to such Management Contract or "interested persons" of any such parties. The Management Contract for Total Return Bond was approved by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to such Management Contract or "interested persons" of any such parties. After its initial term, each Management Contract will continue in effect, with respect to each Fund, only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Management Contracts or "interested persons" of any such parties, or by a vote of a majority of the outstanding shares of each Fund. The Management Contracts are terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Adviser. Termination of a Management Contract (that covers more than one Fund) with respect to a Fund will not terminate or otherwise invalidate any provision of such Management Contract with respect to any other Fund. The Adviser may terminate any Management Contract at any time without penalty on 60 days' written notice to the Trust. Each Management Contract terminates automatically in the event of its "assignment" (as such term is defined in the 1940 Act).

Each Management Contract provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the performance of the Adviser's obligations under the Management Contract with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

In the management of the Funds and its other accounts, the Adviser allocates investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on a Fund's pro rata portion of the amount ordered. In some cases this procedure may have an adverse effect on the price or volume of the security as far as a Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Trust's advisory arrangements with the Adviser outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Transactions."

DeAM, Inc. is registered with the Commission as an investment adviser and provides a full range of investment advisory services to institutional clients. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. As of August 31, 2000, DeAM, Inc. managed approximately $16.4 billion in assets for various individual and institutional accounts, including the SMALLCap Fund, Inc., a registered, closed-end investment company for which it acts as investment adviser.

                                   Page -44-

SUBADVISER FOR TOTAL RETURN BOND

Deutsche Asset Management Investment Services Limited ("DeAMIS"), located at One Appold StreetCircus, London, England, acts as Subadviser for the foreign component of Total Return Bond pursuant to the terms of a subadvisory contract. DeAMIS is registered with the Commission as an investment adviser and provides a full range of investment advisory services to institutional clients. DeAMIS is also an indirect wholly-owned subsidiary of Deutsche Bank AG. As of August 31, 2000, DeAMIS managed approximately $11.5 billion in assets for various individual and institutional accounts, including the following registered investment company to which it acts as a subadviser: RSI International Equity Fund. Under the subadvisory contract, the Adviser, and not the Fund, will pay the Subadviser 0.08% of the average daily net assets of Total Return Bond, unless reduced, on a pro rata basis, by any fee waiver then in effect.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust's Code of Ethics permits access persons of the Funds to invest in securities for their own accounts, but requires compliance with the Code's preclearance requirements, subject to certain exceptions. In addition, the Trust's Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by the Funds in the same security. The Trust's Code prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Each Fund's adviser and the Trust's distributor have also adopted a Code of Ethics. The Codes of Ethics allow personnel to invest in securities for their own accounts, but require compliance with the Codes' pre-clearance requirements and other restrictions, including "blackout periods" and minimum holding periods, subject to limited exceptions. DeAM, Inc. and the distributor's Codes prohibit participation in all initial public offerings, and the DeAMIS Code prohibits participation in initial public offerings distributed in the United States. All Codes require prior approval for purchases of securities in private placements.

PORTFOLIO MANAGEMENT

The person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio and his or her relevant experience is described in the Fund's prospectus.

PORTFOLIO TURNOVER

It is estimated that, under normal circumstances, the portfolio turnover rate of each of the Equity Funds will not exceed 150%. It is estimated that, under normal circumstances, the portfolio turnover rate of each other Fund will not exceed 175%. The higher portfolio turnover rates of these Funds may result from their respective portfolio management strategies. These Funds may sell securities held for a short time in order to take advantage of what the Adviser believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a Fund,

                                   Page -45-
particularly if the Fund's primary investments are equity securities. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income).

Each Fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. For the fiscal period ended October 31, 1999, the portfolio turnover rates for Fixed Income, Municipal Bond, Short-Term Fixed Income, Short-Term Municipal Bond, High Yield Bond and Smaller Companies were 157%, 27%, 142%, 64%, 180% and 105% respectively. For the fiscal period ended September 30, 1999, the portfolio turnover rate for Micro Cap was 115%. For the fiscal period ended October 31, 1998, the portfolio turnover rates for Fixed Income, Municipal Bond, Short-Term Fixed Income, Short-Term Municipal Bond, High Yield Bond, Smaller Companies and Micro Cap were 122%, 42%, 98%, 26%, 131%, 108% and 85%, respectively.

THE ADMINISTRATOR

DeAM, Inc. (the "Administrator"), 150 South Independence Square West, Philadelphia, PA 19106, serves as the Trust's administrator pursuant to an Administration Agreement dated August 27, 1998. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the Commission and state securities commissions; and provide accounting and bookkeeping services for the Funds, including the computation of each Fund's net asset value, net investment income and net realized capital gains, if any.

For its services under the Administration Agreement, the Administrator receives a monthly fee at the following annual rates of the aggregate average daily net assets of such Fund: 0.12% for the Fixed Income Funds; 0.22% for the Equity Funds. The Administrator will pay Accounting Agency and Transfer Agency fees out of the Administration fee. Previously, these fees were charged directly to the Funds. Net Fund Operating Expenses will remain unchanged since the Adviser has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of each Fund to the specified percentage of each Fund's net assets as demonstrated in the Expense Information tables in the prospectus. For the fiscal year ended October 31, 1999, Fixed Income, Short-Term Fixed Income, Municipal Bond, Short-Term Municipal Bond, High Yield Bond and Smaller Companies paid the Administrator administration fees of $1,501,426, $29,051, $779,565, $103,057,
$295,872 and $13,993, respectively. For the fiscal period ended September 30, 1999, Micro Cap paid the Administrator administration fees of $33,104.

Prior to November 1, 1998, SEI Financial Management Corporation was the Administrator for the Funds. For the fiscal period ended October 31, 1998, Fixed Income, Short-Term Fixed Income, Municipal Bond, Short-Term Municipal Bond, High Yield Bond, Smaller Companies and Micro Cap paid the Administrator administration fees of $941,106, $60,177, $331,733, $60,177, $26,888, $60,177
and $57,677, respectively. For the fiscal period ended October 31, 1997, Fixed Income, Short-Term Fixed Income, Municipal Bond, Short-Term Municipal Bond, Smaller Companies and Micro Cap paid the Administrator administration fees of $901,672,

                                   Page -46-

$60,000, $295,813, $60,000, $60,000 and $23,000, respectively. The administration fees described in this paragraph were paid pursuant to a fee schedule that is different from the one currently in effect (described above).

Total Return Bond was not in operation during any of the indicated periods, and, accordingly, paid no administration fees during such period.

The Administration Agreement provides that the Administrator shall not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

EXPENSES OF THE TRUST

The expenses borne by the Fund include: (i) fees and expenses of any investment adviser and any administrator of the Funds; (ii) fees and expenses incurred by the Funds in connection with membership in investment company organizations;
(iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses; (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Funds; (viii) the expenses of and fees for registering or qualifying shares of the Funds for sale and of maintaining the registration of the Funds and registering the Funds as a broker or a dealer;
(ix) the fees and expenses of Trustees who are not affiliated with the Adviser;
(x) the fees or disbursements of custodians of the Funds' assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xii) charges and expenses of the Trust's auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (xiv) expenses of an extraordinary and nonrecurring nature.

TRANSFER AGENT

Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202 ("ICCC"), has been retained to act as transfer and dividend disbursing agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of each Fund.

THE DISTRIBUTOR

The Trust, on behalf of the Funds, has entered into a distribution agreement (the "Distribution Agreement") pursuant to which ICC Distributors, Inc. (the "Distributor" or ICCD), Two Portland Square, Portland ME, 04101 as agent, serves as principal underwriter for the continuous offering of shares of each Fund.
The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. Shares of the Funds are not subject to sales loads or distribution fees. The Adviser, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Funds.

                                   Page -47-

The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of such parties. The Distribution Agreement was most recently approved on August 19, 1999 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or "interested persons" of any such parties. The Distribution Agreement is terminable, as to a Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days' written notice to the Trust.

CUSTODIAN

Brown Brothers Harriman and Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian (i) maintains separate accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning each Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of the Funds.

                                  SERVICE PLAN
                            (INVESTMENT SHARES ONLY)

Each Fund has adopted a service plan (the "Plan") with respect to its Investment shares which authorizes it to compensate Service Organizations whose customers invest in Investment shares of the Funds for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Plans, the Funds may enter into agreements with Service Organizations ("Service Agreements"). Under such Service Agreements or otherwise, the Service Organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the service shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or applicable Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 ("ERISA"); and (xi) providing prospectuses, proxy materials and other documents of the Funds to participants as may be required by law. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same Fund.

                                   Page -48-

As compensation for such services, each Service Organization of the funds is entitled to receive a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund's Investment shares attributable to customers of such Service Organization. Service Organizations may from time to time be required to meet certain other criteria in order to receive service fees.

In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust's Board of Trustees for their review periodically a written report of services performed by and fees paid to each Service Organization under the Service Agreements and Service Plans.

Pursuant to the Plans, Investment shares of a Fund that are beneficially owned by customers of a Service Organization will convert automatically to Institutional shares of the same Fund in the event that such Service Organization's Service Agreement expires or is terminated. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 ("ERISA") may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Investment shares of the Fund. Service Organizations that are subject to the jurisdiction of the Commission, the Department of Labor or state securities commissions are urged to consult their own legal advisers before investing fiduciary assets in Investment shares and receiving service fees.

The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403 (c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of "party in interest" with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan

                                   Page -49-
from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Trustees, the Adviser makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds. In executing portfolio transactions, the Adviser seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, the Funds employ brokers, generally at fixed commission rates. Commissions on transactions on U.S. securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, the Funds deal with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the Funds normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pursuant to the Management Contracts, the Adviser agrees to select broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended. In assessing the terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Management Contracts authorize the Adviser, subject to the periodic review of the Trust's Board of Trustees, to cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities

                                   Page -50-
of the Adviser to the Fund. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplemental research information utilized by the Adviser is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Adviser for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company. During the fiscal year ended October 31, 1999, the Adviser paid the following brokerage commissions for research services: for Smaller Companies approximately $10,562 and for Micro Cap approximately $26,796.

Investment decisions for each Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Trustees and subject to the general policies of the Funds and Section 17(e) of the 1940 Act, the Adviser may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by the Funds to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the Trust or the Adviser, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time...."

A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than their contemporaneous charges for comparable transactions for their other most favored, but unaffiliated, customers except for accounts for which they act as a clearing broker, and any of their customers determined, by a majority of the Trustees who are not "interested persons" of the Fund or the Adviser, not to be comparable to the Fund. With

                                   Page -51-
regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Trust or the Adviser, exceptions may be made. Since the Adviser, as investment adviser to the Funds, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Funds will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of the Funds placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds or customers on the same day, each fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

Affiliated Brokers furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by them or any associated person of them in connection with effecting transactions for the account of the Funds, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith. During the fiscal years ended October 31,1997 and 1998, no Fund paid any brokerage commissions to any Affiliated Broker. For the fiscal period ended October 31, 1999, Micro Cap paid brokerage commissions in the amount of $894 to Bankers Trust Company, an Affiliated Broker. This represents 3% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 3% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

For the fiscal period ended October 31, 1999, Smaller Companies paid brokerage commissions in the amount of $258 to Bankers Trust Company, an Affiliated Broker. This represents 2% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 2% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

Affiliated Brokers do not knowingly participate in commissions paid by the Funds to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliated Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.

For the fiscal years ended October 31, 1997, 1998 and 1999 Fixed Income, Municipal Bond, Short-Term Fixed Income and Short-Term Municipal Bond paid no brokerage commissions. For the fiscal periods ending October 31, 1998 and 1999, High Yield Bond paid no brokerage commissions. For the fiscal years ended October 31, 1997, 1998 and 1999, Smaller Companies paid aggregate brokerage commissions of $7,708, $11,892 and $10,707, respectively. For the fiscal periods ended October 31, 1997, 1998 and 1999, Micro Cap paid aggregate brokerage commissions of $7,337, $28,211 and $32,822, respectively. Total Return Bond was not in operation during the indicated periods, and, accordingly, paid no brokerage commissions.

                                   Page -52-

                       PURCHASE AND REDEMPTION OF SHARES

Shares of the Funds are distributed by ICC Distributors, Inc., the Distributor. The Funds offer three classes of shares Institutional, Investment and Premier shares. General information on how to buy shares of the Funds is set forth in "Managing Your Investment" in each Fund's Prospectus. The following supplements that information.

Investors may invest in Institutional shares and Premier shares by establishing a shareholder account with the Trust. In order to make an initial investment in Investment shares of a Fund, an investor must establish an account with a service organization. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who establish shareholder accounts with the Trust should submit purchase and redemption orders to the Transfer Agent as described in the Prospectus. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of any Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent, the service organization, broker or designated intermediary. A "Business Day" means any day on which the New York Stock Exchange (the "NYSE") is open. For an investor who has a shareholder account with the Trust, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

NET ASSET VALUE

Under the 1940 Act, the Board of Trustees of the Trust is responsible for determining in good faith the fair value of the securities of each Fund. In accordance with procedures adopted by the Board of Trustees, the net asset value per share of each class of each Fund is calculated by determining the net worth of the Fund attributable to the class (assets, including securities at value, minus liabilities) divided by the number of shares of such class outstanding. Each Fund computes net asset value for each class of its shares at the close of such regular trading, on each day on which the New York Stock Exchange ("NYSE") is open (a "Business Day"). If the NYSE closes early, the fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The NYSE is closed on Saturdays and Sundays as well as the

                                   Page -53-
following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For purposes of calculating net asset value for each class of its shares, equity securities traded on a recognized U.S. or foreign securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at their last sale price on the principal exchange on which they are traded or NASDAQ (if NASDAQ is the principal market for such securities) on the valuation day or, if no sale occurs, at the bid price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price prior to the time of valuation.

Debt securities and other fixed income investments of the Funds are valued at prices supplied by independent pricing agents, which prices reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term obligations maturing in sixty days or less may be valued at amortized cost, which method does not take into account unrealized gains or losses on such portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which the value of the security, as determined by amortized cost, may be higher or lower than the price the Fund would receive if the Fund sold the security.

Other assets and assets for which market quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Trustees.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of regular trading or the NYSE each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which the Funds' net asset values are not calculated. Such calculation may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the NYSE will not be reflected in the Funds' calculation of net asset values unless the Adviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

                            PERFORMANCE INFORMATION

From time to time, performance information, such as total return and yield for shares of a Fund may be quoted in advertisements or in communications to shareholders. A Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in shares of a Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, dividends and capital gain distributions made by the Fund during the period are assumed to be reinvested in the Fund's

                                   Page -54-
shares. A Fund's yield reflects a Fund's overall rate of income on portfolio investments as a percentage of the share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30-day period by the net asset value per share on the last day of that period.

For the Municipal Funds, tax-equivalent yield may also be quoted. Tax-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after tax equivalent of a Municipal Fund's yield, assuming certain tax brackets for a shareholder.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss performance as reported by various financial publications. The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. In addition, the performance of a Fund may be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

Performance quotations of a Fund represent the Fund's past performance and, consequently, should not be considered representative of the future performance of the Fund. The value of shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of a Fund are not at the direction or within the control of the Funds and will not be included in the Funds' calculations of total return.

YIELD

From time to time, Fixed Income, Short-Term Fixed Income, each Municipal Fund, High Yield Bond and Total Return Bond may advertise its yield and (in the case of the Municipal Funds) its tax-equivalent yield. Yield and tax-equivalent yield are calculated separately for each class of shares of a Fund. Each type of share is subject to differing yields for the same period. The yield of a class of shares of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated for each like period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

                   a-b
YIELD   =  2 [ (  ---- + 1 ) 6 - 1 ]
                    cd

Where:  a    =   dividends and interest earned by the Fund during the period;

        b    =   net expenses accrued for the period;

        c    =   average daily number of shares outstanding during the period entitled to receive dividends; and

                                   Page -55-
        d    =   maximum offering price per share on the last day of the period.

Tax-equivalent yield is computed by dividing the portion of the yield that is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax exempt. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments a Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors. Yields are one basis upon which investors may compare the Funds with other mutual funds; however, yields of other mutual funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

For the 30-day period ended October 31, 1999, the yields for Institutional shares of the Fixed Income, Municipal Bond, Short-Term Fixed Income, Short-Term Municipal Bond and High Yield Bond were 6.79%, 5.71%, 6.50%, 4.84% and 13.01%, respectively. If the expense limitations for these Funds had not been in effect during this period, the yields for Institutional shares of these Funds would have been 6.79%, 5.17%, 6.44%, 4.82% and 13.00%, respectively. For the same period, the tax-equivalent yields for Institutional shares of Municipal Bond and Short-Term Municipal Bond were 8.56% and 8.01%, respectively, assuming the highest Federal Income Tax bracket for individuals (39.6%). If the expense limitations for these Funds had not been in effect during this period, the tax-equivalent yields for Institutional shares of these Funds would have been 8.56% and 7.98%, respectively, assuming the same Federal Income Tax bracket.

For the 30-day period ended October 31, 1999, the yields for the Investment shares of Fixed Income, Municipal Bond, Short-Term Municipal Bond and High Yield Bond were 6.54%, 4.93%, 4.59% and 12.76%, respectively. If the expense limitations described in the Prospectus for this Fund had not been in effect during this period, the yield for Investment shares of Fixed Income, Municipal Bond, Short-Term Municipal Bond and High Yield Bond would be 6.54%, 4.93%, 4.57%, and 12.75%, respectively. For the same period, the tax-equivalent yields for Investment shares of Municipal Bond and Short-Term Municipal Bond were 8.16% and 7.60%, respectively, assuming the highest Federal Income Tax bracket for individuals (39.6%). If the expense limitations described in the Prospectus for this Fund had not been in effect during this period, the tax-equivalent yields for Investment shares of this Fund would have been 8.16% and 7.57%, respectively, assuming the same Federal Income Tax bracket.

TOTAL RETURN

Average annual total return is calculated separately for each class of shares of a Fund. Each type of share is subject to different fees and expenses and, consequently, may have differing average annual total returns for the same period. Each Fund that advertises "average annual total return" for a class of its shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

        ERV
T = [ ( --- ) 1/n - 1 ]
         P

                                   Page -56-

Where:    T =       average annual total return,

        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

          P =       hypothetical initial payment of $1,000; and

          n =       period covered by the computation, expressed in years.

Each Fund that advertises "aggregate total return" for a class of its shares computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return = [(    ERV    )   - 1]
                               ---
                                P
The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

For the fiscal year ended October 31, 1999, the average annual total return of Institutional shares of Fixed Income, Municipal Bond, Short-Term Fixed Income, Short-Term Municipal Bond, High Yield Bond and Smaller Companies were 0.86%, - 0.78%, 4.49%, 1.33%, 16.54% and 25.03%, respectively. For the fiscal period ended September 30, 1999, the average annual total return of Institutional shares of Micro Cap were 65.67%. For the five-year period ended October 31, 1999, the average annual total returns of Institutional shares of Fixed Income and Municipal Bond were 7.75% and 6.15%, respectively. For their respective periods from commencement of operations to October 31, 1999, the average annual total returns of Institutional shares of Fixed Income, Municipal Bond, Short-Term Fixed Income, Short-Term Municipal Bond, High Yield Bond and Smaller Companies were 7.35%, 7.16%, 6.05%, 5.16%, 4.48% and 13.81%, respectively. For the period ended September 30, 1999, the average annual total return of Institutional shares of Micro Cap were 20.64%. If expense limitations for the above Funds had not been in effect during the indicated periods, the total returns for Institutional shares of these Funds for such periods would have been lower than the total return figures shown in this paragraph.

For the fiscal year ended October 31, 1999, the average annual returns for Investment shares of Fixed Income, Municipal Bond, Short-Term Municipal Bond, High Yield Bond, Smaller Companies and Micro Cap were 0.65%, -1.01%, 1.08%, 16.07%, 24.75% and 65.74%, respectively. For their respective periods from commencement of operations for Investment shares to October 31, 1999, the average annual total returns for Investment shares of Fixed Income, Municipal Bond, Short-Term Municipal Bond, High Yield Bond and Smaller

                                   Page -57-

Companies were 3.43%, 2.89%, 3.06%, 14.42% and 6.50%, respectively. For the fiscal period ended September 30, 1999, the average annual returns for Investment shares of Micro Cap were 65.74%. For the period from commencement of operations for Investment shares to September 30, 1999, the average annual total returns for Micro Cap were 16.66%. If the expense limitations described in each Prospectus for the above Funds had not been in effect during the indicated periods, the total returns of these Funds for such periods would have been lower than the total return figures shown in this paragraph.

The Funds may from time to time advertise comparative performance as measured by various publications, including, but not limited to, Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Dow Jones Investment Adviser, Dow Jones Asset Management, Business Week, Changing Times, Financial World, Forbes, Fortune and Money. In addition, the Funds may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agency, corporate, mortgage and Yankee bonds); (f) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); and (g) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, Inc., Credit Suisse First Boston Corporation, Morgan Stanley Dean Witter, Salomon Smith Barney, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Funds' portfolios. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the Funds to calculate their performance figures.

                                     TAXES

The following is a summary of the principal U.S. federal income, and certain state and local tax considerations regarding the purchase, ownership and disposition of shares in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

                                   Page -58-

GENERAL

Each Fund is a separate taxable entity. Each Fund has elected or intends to elect to be treated, and intends to qualify for each taxable year, as a regulated investment company under Subchapter M of the Code. Qualification of a Fund as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) the Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. Future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions or derivatives that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures or forward contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under such regulations.

If a Fund complies with such provisions, then in any taxable year in which the Fund distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount, recognized market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss and certain net realized foreign exchange gains and is reduced by deductible expenses) and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions ("net tax-exempt interest"), the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to federal income tax at regular corporate rates on the amount retained.

If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

                                   Page -59-

For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, any net tax-exempt interest may be subject to alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which no federal income tax was paid by the Fund. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) entered into by a Fund will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by the Funds will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Funds' taxable year. As a result, a Fund may be required to recognize income or gain without a concurrent receipt of cash. Additionally, a Fund may be required to recognize gain if an option, future, forward contract, short sale, or other transaction that is not subject to these mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any gain or loss recognized on actual or deemed sales of futures contracts, forward contracts, or options that are subject to the mark to market rules, but not the constructive sales rules, (except for certain foreign currency options, forward contracts, and futures contracts) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, such Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures, forward contracts and constructive sales may affect the amount, timing and character of a Fund's distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by Funds other than the Municipal, Fixed Income and Short-Term Fixed Income.

                                   Page -60-

Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment.

If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in passive foreign investment companies may also produce ordinary income rather than capital gains, and the deductibility of losses is subject to certain limitations. The applicable Funds may limit and/or manage their holdings in passive foreign investment companies or make an available election to minimize their tax liability or maximize their return from these investments.

The federal income tax rules applicable to currency and interest rate swaps, mortgage dollar rolls, and certain structured securities are unclear in certain respects, and the Funds may be required to account for these transactions or instruments under tax rules in a manner that may affect the amount, timing and character of income, gain or loss therefrom and that may, under certain circumstances, limit the extent to which the Funds engage in these transactions or acquire these instruments.

High Yield Bond and Total Return Bond may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest as well as issuers who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for these Funds. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by these Funds, to the extent they invest in such securities, in order to reduce the risk of their distributing insufficient income to preserve their status as regulated investment companies and seek to avoid having to pay federal income or excise tax.

A Fund that invests in foreign securities may be subject to foreign withholding or other foreign taxes on certain income (possibly including, in some cases, capital gains) from such securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Funds anticipate that they generally will not be entitled to elect to pass through such foreign taxes to their shareholders. If such an election is made, shareholders would have to

                                   Page -61-
include their shares of such taxes as additional income, but could be entitled to U.S. tax credits or deductions for such taxes, subject to certain requirements and limitations under the Code.

Each Fund's investments in zero coupon securities, deferred interest securities, increasing rate securities, pay-in-kind ("P.I.K.") securities, or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. Transactions or instruments subject to the mark to market or constructive sale rules described above may have the same result in some circumstances. In order to obtain cash to distribute this income or gain, maintain its qualification as a regulated investment company, and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

Each Municipal Fund purchases tax-exempt municipal securities which are generally accompanied by an opinion of bond counsel to the effect that interest on such securities is not included in gross income for federal income tax purposes. It is not economically feasible to, and the Municipal Funds therefore do not, make any additional independent inquiry into whether such securities are in fact tax-exempt. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds can be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the bond was issued. In that event, a portion of a Municipal Fund's distributions attributable to interest such Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

Each Fixed Income Fund and each Municipal Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." A Fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, a Fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to

                                   Page -62-
be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by the Fund, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage each Fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent years' capital gains are offset by such losses, they would not result in federal income tax liability to the applicable Fund and, accordingly, would generally not be distributed to shareholders. At October 31, 1999 the following Funds had available realized capital losses to offset future net capital gains: (and, in the case of Micro Cap, September 30, 1999)

                                                              Expiration
                                                                 Date
                                                           ---------------
Municipal Bond                        $   150,144             10/31/2007
Fixed Income                            7,769,404             10/31/2007
Short-Term Municipal Bond                 144,583          10/31/2005-2007
Short-Term Fixed Income                    15,249             10/31/2007
High Yield Bond                         4,781,756          10/31/2006-2007
Smaller Companies                         127,538          10/31/2006-2007
Micro Cap                               1,267,724             10/31/2007

U.S. SHAREHOLDERS--DISTRIBUTIONS

A Municipal Fund's distributions from the tax-exempt interest it receives will generally be exempt from federal income tax, provided that such Fund qualifies as a regulated investment company, at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of debt obligations that pay interest excluded from gross income under Section 103(a) of the Code, and the Fund properly designates such distributions as "exempt-interest dividends." The portions of such exempt-interest dividends, if any, derived from interest on certain private activity bonds will constitute tax preference items and may give rise to, or increase liability under, the federal alternative minimum tax for particular shareholders. In addition, all exempt-interest dividends may increase certain corporate shareholders' liability, if any, for the corporate alternative minimum tax and will be taken into account in determining the portion, if any, of a shareholder's social security benefits or certain railroad retirement benefits that is subject to tax.

For U.S. federal income tax purposes, distributions by the Funds other than the Municipal Funds, as well as any distributions of the Municipal Funds that are not designated as exempt-interest dividends as described above, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax.

                                   Page -63-

Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Distributions from investment company taxable income of any Fund, including the Municipal Funds, for the year will be taxable as ordinary income. Investment company taxable income includes, among other things, dividends, taxable interest, income from repurchase agreements, certain interest from interest rate swaps and income from securities loans; accrued, recognized market discount; a portion of the discount on certain stripped tax-exempt obligations and their coupons; and net short-term capital gain (in excess of net long-term capital loss) from the sale of investments or options or futures transactions or the disposition of rights to when-issued securities prior to issuance. Distributions to corporate shareholders designated as derived from dividend income received by a Fund, if any, that would be eligible for the dividends received deduction if the Fund were not a regulated investment company will be eligible, subject to certain holding period and debt-financing restrictions, for the 70% dividends received deduction for corporations. Because eligible dividends are limited to those received by a Fund from U.S. domestic corporations, dividends paid by Funds other than the Equity Funds will generally not qualify for the dividends received deduction, and some of the dividends paid by the Equity Funds also may not qualify for the deduction. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends received are treated as debt financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days, extending before and after each such dividend. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax. The dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund and, to the extent such basis would be reduced below zero, require the current recognition of income. Capital gain dividends (i.e., dividends from net capital gain) paid by any Fund, including the Municipal Funds, if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations.

Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a Municipal Fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by such Fund.

A Municipal Fund may not be an appropriate investment for persons who are, or are related to, substantial users of facilities financed by industrial development or private activity bonds.

Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. Each Municipal Fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who have not held shares of a Municipal Fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions

                                   Page -64-
which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference income earned during the period of their investment in the Fund. Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

U.S. SHAREHOLDERS--SALE OF SHARES

When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property received. Assuming the shareholder holds the shares as a capital asset at the time of such sale or other disposition, such gain or loss should be capital in character. However, any loss realized on the sale, redemption or other disposition of shares of a Municipal Fund with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends with respect to such shares. Moreover, any loss realized on the sale, redemption, or other disposition of the shares of any Fund with a tax holding period of six months or less, to the extent such loss is not disallowed under any other tax rule, will be treated as a long-term capital loss to the extent of any capital gain dividend with respect to such shares. Additionally, any loss realized on a sale, redemption or other disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

The Funds may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including distributions from a Fund's net long-term capital gains, but not including exempt-interest dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish the Funds with a correct taxpayer identification number ("TIN") certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Funds that the payee has failed to properly report interest or dividend income to the IRS or that the TIN furnished by the payee to the Funds is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. Any amounts withheld may be credited against a shareholder's United States federal income tax liability. Distributions by a Municipal Fund will not be subject to backup withholding, however, for any year such Fund reasonably estimates that at least 95% of its dividends will be exempt-interest dividends.

NON-U.S. SHAREHOLDERS

Shareholders who, as to the United States, are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors generally will be subject to U.S. withholding tax at the rate of 30% on distributions treated as ordinary

                                   Page -65-
income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Any gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. investors should consult their tax advisers about the applicability of U.S. federal income or withholding taxes to certain distributions received by them.

STATE AND LOCAL

The Funds may be subject to state or local taxes in jurisdictions in which the Funds may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                      GENERAL INFORMATION ABOUT THE TRUST

GENERAL

The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the Funds described in this Prospectus and seven additional series. Until December 28, 1994, Fixed Income and Municipal Bond were series of The Advisors' Inner Circle Fund, a business trust organized under the laws of The Commonwealth of Massachusetts on July 18, 1991. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established three classes of shares: Investment shares, Institutional shares and Premier shares.

The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that only Investment shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Investment shares of each Fund have exclusive voting rights with respect to the service plan adopted by their Fund.

                                   Page -66-

When issued, shares of the Funds are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of the Funds entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

As of October 17, 2000, the following shareholders owned the following respective percentages of the outstanding Institutional shares of Fixed Income, Municipal Bond, Short-Term Municipal Bond, Short-Term Fixed Income, High Yield Bond, Smaller Companies and Micro Cap:

-------------------------------------------------------------------------------------------------------------------
                                                                                               Percentage of
 Fund                              Shareholder Name and Address                                Outstanding
                                                                                               Shares of the Fund
-------------------------------------------------------------------------------------------------------------------
 Fixed Income - Institutional      Charles Schwab & Co Inc., Special Custody Account,          8.78%
 Class                             Mutual Funds Department, 101 Montgomery St., San
                                   Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------------------------
                                   Wendel & Co A/C 767923, c/o The Bank of New York, Attn:     5.98%
                                   Mutual Fund/Reorg Dept/ P.O. Box 1066 Wall Street
                                   Station, New York, NY 10268-1066
-------------------------------------------------------------------------------------------------------------------
 Municipal Bond - Institutional    Charles Schwab & Co Inc., Special Custody Account,          59.03%
 Class                             Mutual Funds Department, 101 Montgomery Street, San
                                   Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------------------------
                                   National Financial Services Corp., For the Exclusive        5.08%
                                   Benefit of Our Customers, Attn: Mutual Funds - No Loads
                                   - 5/th/ Floor, 200 Liberty Street, 1 World Fin Ctr, New
                                   York, NY  10281-1003
-------------------------------------------------------------------------------------------------------------------

                                   Page -67-

-------------------------------------------------------------------------------------------------------------------
                                                                                               Percentage of
 Fund                              Shareholder Name and Address                                Outstanding
                                                                                               Shares of the Fund
-------------------------------------------------------------------------------------------------------------------
 Short-Term Municipal Bond -       Charles Schwab & Co Inc., Special Custody Account,          70.67%
 Institutional Class71.            Mutual Funds Department, 101 Montgomery Street, San
                                   Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------------------------
                                   Batrus & Co., c/o Bankers Trust Co., P.O. Box 9005,         8.78%
                                   Church Street Station, New York, NY 10006
-------------------------------------------------------------------------------------------------------------------
 Short-Term Fixed Income -         Independence Trust Company, Cash Account, P.O. Box          32.14%
 Institutional Class               662188, Franklin, TN 37058-2188
-------------------------------------------------------------------------------------------------------------------
                                   First Union National Bank, Cash/Reinvest Acct, Acct         17.95%
                                   #988688883, 1525 W Wt Harris Blvd #NC1151, Charlotte,
                                   NC 28262-8522
-------------------------------------------------------------------------------------------------------------------
                                   Batrus & Co, c/o Bankers Trust Co, P.O. Box 9005,           10.36%
                                   Church Street Station, New York, NY 10006
-------------------------------------------------------------------------------------------------------------------
                                   First Union National Bank Cust FBO Jewish Federation of     6.86%
                                   Greater Philadelphia Charitable Trust Fund A/C
                                   1080825451 1525 W. WT Harris Blvd. 3A4CMG-NC1151
                                   Charlotte, NC 28262-8522
-------------------------------------------------------------------------------------------------------------------
 High Yield Bond --                Bost & Co A/C NYXF1783602 FBO Bell Atlantic Master          71.86%
 Institutional Class               Trust Mutual Fund Operations P O Box 3198 Pittsburgh,
                                   PA 15230-3198

-------------------------------------------------------------------------------------------------------------------
                                   Public School Employees Retirement System C/O Mellon        5.96%
                                   Trust MTL Fnds Ops P O Box 3198 Pittsburgh, PA
                                   15230-3198
-------------------------------------------------------------------------------------------------------------------
 Smaller Companies -               Morgan Grenfell Capital Management Inc., 885 Third Ave      69.67%
 Institutional Class               32nd Fl, New York, NY 10022-4834
-------------------------------------------------------------------------------------------------------------------
                                   Deutsche Bank Securities, Inc., C/F 360-01618-83, 1251      14.59%
                                   6/th/ Ave, New York, NY 10020-1104
-------------------------------------------------------------------------------------------------------------------
                                   Fidelity Investments Institutional Operations Co Inc.,      6.77%
                                   As Agent for Certain Employee Benefit Plans, 100
                                   Magellan Way KWIC, Covington, KY 41015-1999
-------------------------------------------------------------------------------------------------------------------
 Micro Cap - Institutional Class   Charles Schwab & Co, Inc., Special Custody Account,         57.47%
                                   Mutual Funds Department, 101 Montgomery Street, San
                                   Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------------------------
                                   Currie & Co, c/o Fiduciary Trust Company Intl, P.O. Box     9.35%
                                   3199, Church Street Station, New York, NY 10008-3199
-------------------------------------------------------------------------------------------------------------------
                                   Fidelity Investments Institutional Operations Co Inc as     5.58%
                                   agent for certain employee benefit plans, 100 Magellan
                                   Way KWIC, Covington, KY 41015-1999
-------------------------------------------------------------------------------------------------------------------

                                   Page -68-

As of October 17, 2000, the following shareholders owned the following respective percentages of the outstanding Investment shares of the following funds:

---------------------------------------------------------------------------------------------------------------------
                                                                                               Percentage of
 Fund                              Shareholder Name and Address                                Outstanding Shares of
                                                                                               the Fund

---------------------------------------------------------------------------------------------------------------------
 Fixed Income --                   National Financial Services Corp for the Exclusive          83.09%
 Investment Class                  Benefit of our Customers, ATTN Mutual FDS - No Loads,
                                   5/th/ Fl, 200 Liberty St, 1 World Fin Ctr, New York, NY
                                   10281-1003

---------------------------------------------------------------------------------------------------------------------
                                   Charles Schwab & Co, Inc., Special Custody Account,         15.83%
                                   Mutual Funds Department, 101 Montgomery Street, San
                                   Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------------------------
 Municipal Bond --                 National Financial Services Corp for the Exclusive          79.51%
 Investment Class                  Benefit of our Customers, ATTN Mutual FDS, No Loads,
                                   5/th/ Fl, 200 Liberty St, 1 World Fin Ctr, New York, NY
                                   10281-1003

---------------------------------------------------------------------------------------------------------------------
                                   Charles Schwab & Co, Inc., Special Custody Account,         14.25%
                                   Mutual Funds Department, 101 Montgomery Street, San
                                   Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------------------------
 Short-Term Municipal Bond --      National Investor Services Corp for Exclusive Benefit       70.71%
 Investment Class                  of Customers, 55 Water St., Fl 32, New York, NY
                                   10041-3299
---------------------------------------------------------------------------------------------------------------------
                                   National Financial Services Corp for the Exclusive          29.26%
                                   Benefit of our Customers, ATTN Mutual FDS, No Loads,
                                   5/th/ Fl, 200 Liberty St, 1 World Fin Ctr, New York, NY
                                   10281-1003
---------------------------------------------------------------------------------------------------------------------
 High Yield Bond --                Charles Schwab & Co. Inc. Special Custody Account           90.41%
 Investment Class                  Mutual Funds Department 101 Montgomery Street San
                                   Francisco, CA 94104-4122

---------------------------------------------------------------------------------------------------------------------
 Smaller Companies --              National Financial Svcs Corp for Exclusive Benefit of       89.52%
 Investment Class                  our Customers, Sal Vella, 200 Liberty St, New York, NY
                                   10281-1000

---------------------------------------------------------------------------------------------------------------------
                                   Charles Schwab & Co, Inc., Special Custody Account,         10.46%
                                   Mutual Funds Department, 101 Montgomery Street, San
                                   Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------------------------
 Micro Cap --                      Charles Schwab & Co, Inc., Special Custody Account,         90.03%
 Investment Class                  Mutual Funds Department, 101 Montgomery Street, San
                                   Francisco, CA 94104-4122

---------------------------------------------------------------------------------------------------------------------
                                   National Investor Services Corp for Exclusive Benefit       7.02%
                                   of Customers, 55 Water St., Fl 32, New York, NY
                                   10041-3299
---------------------------------------------------------------------------------------------------------------------

                                   Page -69-

SHAREHOLDER AND TRUSTEE LIABILITY

The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the Funds will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

ANNUAL AND SEMI-ANNUAL REPORTS

Shareholders of each Fund receive an annual report containing audited financial statements and a semi-annual report. All transactions in Institutional shares and Premier shares of a Fund and dividends and distributions paid by a Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.

CONSIDERATION FOR PURCHASES OF SHARES

The Trust generally will not issue shares of the Funds for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

                                   Page -70-

                             ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Funds' independent accountants, providing audit services, including review and consultation in connection with various filings by the Trust with the Commission and tax authorities.

REGISTRATION STATEMENT

The Trust has filed with the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Funds and certain other series of the Trust. If further information is desired with respect to the Trust, the Funds or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                              FINANCIAL STATEMENTS

The unaudited semi-annual financial statements for Micro Cap for the six month period ended March 31, 2000 and the audited financial statements for Micro Cap for the year ended September 30, 1999 are included in, and incorporated by reference into, this Statement of Additional Information in reliance upon reports of PricewaterhouseCoopers LLP, the Fund's independent auditors, as experts in accounting and auditing. The unaudited financial statements for the other Funds for the six month period ended April 30, 2000 and the audited financial statements for the other Funds for the year ended October 31, 1999 are included in, and incorporated by reference into, this Statement of Additional Information in reliance upon the reports of PricewaterhouseCoopers LLP, the Fund's independent auditors, as experts in accounting and auditing.

The unaudited semi-annual financial statements of the Funds for the periods ended on and prior to April 30, 2000 are included in, and incorporated by reference into, this Statement of Additional Information from the 2000 Semi-Annual Report to Shareholders of Micro Cap for the year ended March 31, 2000 (filed electronically on May 30, 2000, file no. 811-08006; accession no. 0000950169-00-000558) and the 2000 Semi-Annual Reports to Shareholders of the other Funds for the year ended April 30, 2000 (filed electronically on June 28, 2000; file no. 811-08006; accession nos. 0000950169-00-000661 and 0000950169-00-
000664), and will be attached to each copy of such Statement of Additional Information that is distributed.

The audited annual financial statements of the Funds for the periods ended on and prior to October 31, 1999 are included in, and incorporated by reference into, this Statement of Additional Information from the 1999 Annual Report to Shareholders of Micro Cap for the year ended September 30, 1999 (filed electronically on November 29, 1999, file no. 811-08006; accession no. 0000912057-99-007643) and the 1999 Annual Report to Shareholders of the other Funds for the year ended October 31, 1999 (filed electronically on December 30, 1999; file no. 811-08006; accession no. 0000912057-99-011088), and will be attached to each copy of such Statement of Additional Information that is distributed.

                                   Page -71-

                                  APPENDIX A

                          DESCRIPTION OF BOND RATINGS

  The rating descriptions set forth below are believed to be the most recent rating descriptions available from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("Standard & Poor's) and Fitch IBCA, Duff & Phelps ("Fitch") at the date of this SAI Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of a Fund's fiscal year end.

I.  LONG-TERM DEBT RATINGS

MOODY'S

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from `Aa' through `Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, ie:, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                   Page -72-

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S

     Ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Bond rated `BB', `B', `CCC', and `CC' are regarded as having significant speculative characteristics. Such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable in the near term than other lower-rated bonds. However, they face major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the issuer's inadequate capacity to meet its financial commitments.

B: Bonds rated B are more vulnerable than bonds rated BB, but the issuer currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the issuer's capacity or willingness to meet its financial commitments.

CCC: Bonds rated CCC are currently vulnerable, and are dependent upon favorable business, financial, and economic conditions to meet financial commitments.

                                   Page -73-

CC:  Bonds rated CC are currently highly vulnerable.

FITCH

     Plus or minus may be appended to a rating to denote relative status with major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

Investment Grade

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. A C rating signals imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the

                                   Page -74-
following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest, "DD" indicated potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

Entities in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

II.  SHORT-TERM DEBT RATINGS

     Short-term debt ratings may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit.

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

     - Leading market positions in well-established industries.

     - High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternative liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in

                                   Page -75-
changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

A-1: An obligor rated A-1 has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2: An obligor rated A-2 has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3: An obligor rated A-3 has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B: An obligor rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C: An obligor rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

FITCH

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                   Page -76-

III. SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

MOODY'S

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

MIG 1/VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

STANDARD & POOR'S

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

                                   Page -77-

                                  APPENDIX B

                  THE ADVISER'S MICRO CAP INVESTMENT RESULTS

Set forth below are investment results for Micro Cap and a composite of accounts managed by Micro Cap Equity Team of DeAM, Inc. in accordance with Micro Cap investment strategy (the "DeAM, Inc. Micro Cap Composite"). For comparison purposes, performance information is also shown for Micro Cap and the Russell 2000 (an index of small capitalization stocks). The Russell 2000 is comprised of issuers that are ranked according to market capitalization in the bottom 10% of the U.S. equity market. In contrast, Micro Cap's principal investments are common stocks of issuers that are ranked (at time of purchase) in the bottom 5% of U.S. equity market.

Each of the Adviser's discretionary, microcap accounts (other than Micro Cap, which commenced operations on December 18, 1996) is included in the DeAM, Inc. Micro Cap Composite. These accounts had the same investment objective as Micro Cap and were managed using substantially similar, though not necessarily identical, investment strategies and techniques as those contemplated for Micro Cap. Because of the similarities in investment strategies and techniques, the Adviser believes that the accounts included in the DeAM, Inc. Micro Cap Composite are sufficiently comparable to Micro Cap to make the performance data listed below relevant to prospective investors.

The investment results presented on the next page for the DeAM, Inc. Micro Cap Composite includes Micro Cap's investment results and are not intended to predict or suggest the returns that will be experienced by Micro Cap or the return an investor may achieve by investing in shares of the Fund. Most of the accounts included in the DeAM, Inc. Micro Cap Composite were not subject to the investment limitations, diversification requirements and other restrictions imposed on registered mutual funds by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, as amended. If more of the accounts had been subject to these requirements, the performance of the DeAM, Inc. Micro Cap Composite might have been lower.

The investment results of the DeAM, Inc. Micro Cap Composite were calculated in accordance with the Association for Investment Management and Research (AIMR) Performance Presentation Standards and are shown net of commissions and transaction costs (including custody fees) and net of the highest investment advisory fee charged to any account included in the Composite (2.00% for periods prior to October 1, 1993 and 1.50% for subsequent periods). Micro Cap's estimated total annual operating expenses are higher than the highest investment advisory fee charged to any account included in the DeAM, Inc. Micro Cap Composite. As a result, it is expected that fees and expenses will reduce Micro Cap's performance to a greater extent than investment advisory fees have reduced the performance of accounts included in the DeAM, Inc. Micro Cap Composite.

                                   Page -78-

                           PERFORMANCE OF MICRO CAP



--------------------------------------------------------------------------------
TOTAL RETURN FOR YEAR ENDED                                  77.53%
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ANNUALIZED TOTAL RETURN FOR                                  29.41%
PERIOD FROM DECEMBER 18, 1996 TO
DECEMBER 31, 1999
--------------------------------------------------------------------------------


                               INVESTMENT TRUST

                                   Micro Cap
        Performance of DeAM, Inc. Micro Cap Composite And Russell 2000

                          AVERAGE ANNUAL TOTAL RETURN
                        DeAM, Inc. MICRO CAP COMPOSITE

--------------------------------------------------------------------
             YEAR              NET OF FEES)         RUSSELL 2000
--------------------------------------------------------------------
             1999                 75.30                   43.09
--------------------------------------------------------------------
             1998                  1.14                    1.23
--------------------------------------------------------------------
             1997                 20.53                   12.95
--------------------------------------------------------------------
             1996                 52.70                   11.26
--------------------------------------------------------------------
             1995                 56.38                   31.04
--------------------------------------------------------------------
             1994                 15.39                    2.43
--------------------------------------------------------------------
             1993                 20.28                   13.36
--------------------------------------------------------------------
             1992                  5.58                    7.77
--------------------------------------------------------------------
             1991                 77.47                   51.19
--------------------------------------------------------------------
             1990                  0.50                   17.41
--------------------------------------------------------------------
      ANNUALIZED TOTAL            22.01                   12.29
      RETURN FOR PERIOD
   FROM DECEMBER 31, 1987
    TO DECEMBER 31, 1999
--------------------------------------------------------------------

                                   Page -79-

                               INVESTMENT TRUST
                               One South Street
                              Baltimore, MD 21202

                              INVESTMENT ADVISER
                        Deutsche Asset Management, Inc.
                               885 Third Avenue
                              New York, NY 10022

                                 ADMINISTRATOR
                        Deutsche Asset Management, Inc.
                      150 South Independence Square West
                       Philadelphia, Pennsylvania 19106

                                  DISTRIBUTOR
                            ICC Distributors, Inc.
                              Two Portland Square
                              Portland, ME 04101

                                   CUSTODIAN
                         Brown Brothers Harriman & Co.
                                40 Water Street
                          Boston, Massachusetts 02109

                                TRANSFER AGENT
                       Investment Company Capital Corp.
                               One South Street
                           Baltimore, Maryland 21202

                            INDEPENDENT ACCOUNTANTS
                          PricewaterhouseCoopers LLP
                          1177 Avenue of the Americas
                           New York, New York 100036

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109

                              SERVICE INFORMATION
    Existing accounts, new accounts, prospectuses, Statements of Additional
          Information applications, and service forms--1-800-730-1313

                      Telephone Exchanges--1-800-730-1313

                          Share Price and Performance
                          Information--1-800-730-1313

                                   Page -80-

PART C.  OTHER INFORMATION
Item 23. EXHIBITS
Except as noted, the following exhibits are being filed herewith:
(a). Agreement and Declaration of Trust of Registrant dated September 13, 1993, as amended./1/
(b).     Amended By-Laws of Registrant./1/
(c). See Articles III, IV, and V of the Agreement and Declaration of Trust (exhibit (a)) and Article II of the Amended By-Laws (exhibit (b))./1/
(d)(1). Management Contract dated January 3, 1994, as amended as of April 25, 1994, April 1, 1995 and September 1, 1995, between Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Limited) and Registrant, on behalf of International Select Equity Fund, Global Equity Fund, European Equity Fund (formerly European Equity Growth Fund), New Asia Fund, International Small Cap Equity Fund, Japanese Small Cap Equity Fund, European Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund./1/
(d)(1)(i)Amendment dated August 22, 2000, to Management Contract dated January 3,1994, as amended April 25, 1994, April 1, 1995 and September 1, 1995 between Deutsche Asset Management Investment Services Limited and Registrant, on behalf of International Select Equity, European Equity, International Small Cap Equity, Emerging Markets Equity Fund, Global Fixed Income, International Fixed Income and Emerging Markets Debt. /8/
(d)(2). Management Contract dated as of December 28, 1994 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Fixed Income Fund and Municipal Bond Fund./1/
(d)(3). Management Contract dated as of December 28, 1994 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Large Cap Growth Fund, Smaller Companies Fund, Short-Term Fixed Income Fund and Short-Term Municipal Bond Fund./1/
(d)(4). Management Contract between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc. dated August 23, 1996) and Registrant, on behalf of Micro Cap Fund./2/
(d)(5). Form of Management Contract between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant dated August 23, 1996, on behalf of Total Return Bond Fund and High Yield Bond Fund./3/
(d)(6). Form of Subadvisory Contract between Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Ltd.), Deutsche Asset Management Investment, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Total Return Bond Fund./4/
(d)(7). Form of Management Contract between Deutsche Asset Management, Inc. and Registrant, on behalf of European Equity Fund./7/
(e)(1). Form of Distribution Agreement between ICC Distributors, Inc. and Registrant, on behalf of all of its series/7/
(e)(1)(i)Appendix A, revised as of October 29, 2000, to Distributor's Agreement between ICC Distributors, Inc. and Registrant, on behalf of all of its series-filed herewith.
(f).     Not Applicable.
(g). Custody Agreement dated as of August 24, 1998 between Brown Brothers Harriman & Co. and Registrant, on behalf of all of its series./4/
(h)(1). Administration Agreement dated as of August 27, 1998 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of all of its series./4/
(h)(2). Form of Transfer Agency Agreement dated November 22, 1999, between Investment Company Capital Corp. and Registrant, on behalf of each of its series./7/
(h)(2)(i)Appendix A dated October 29, 2000 to Transfer Agency Agreement dated November 22, 1999, between Investment Company Capital Corp. and Registrant, on behalf of each of its series-filed herewith.
(h)(3). Accounting Agency Agreement dated September 8, 1998 among Brown Brothers Harriman & Co., Morgan Grenfell Inc. (formerly Morgan Grenfell Capital Management, Inc.) and Registrant on behalf of all of its series./4/
(h)(3)(i)Form of Amendments dated September 1, 2000, September 13, 2000, September 18, 2000, and September 22, 2000, to Accounting Agency Agreement dated September 8, 1998 among Brown Brothers Harriman & Co., Deutsche Asset Management, Inc.(formerly Morgan Grenfell, Inc.) and Registrant. /8/
(h)(5). Form of Accounting Services Agreement dated September 1, 2000, among Investment Company Capital Corp., Deutsche Asset Management, Inc. and Registrant on behalf of Short-Term Fixed Income, Short-Term Municipal Bond, Municipal Bond and Fixed Income. /8/
(h)(5)(i)Appendix A dated October 27, 2000 to Accounting Services Agreement dated September 1, 2000, among Investment Company Capital Corp., Deutsche Asset Management, Inc. and Registrant on behalf of Short-Term Fixed Income, Short-Term Municipal Bond, Municipal Bond, Fixed Income and Total Return Bond-filed herewith.
(h)(6). Delegation Agreement dated as of August 24, 1998 between Brown Brothers Harriman & Co. and Registrant on behalf of International Select Equity Fund, Global Equity Fund, European Equity Fund, New Asia Fund, International Small Cap Equity Fund, Japanese Small Cap Equity Fund, European Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Core Global Fixed Income Fund, Global Fixed Income Fund, International Fixed Income Fund, Morgan Grenfell Emerging Markets Debt and Emerging Local Currency Debt Fund./4/
(h)(8)(i)Expense Limitation Agreement dated September 30, 1999, between Deutsche Asset Management, Inc. and Registrant, on behalf of each class of shares of Micro Cap. /8/
(h)(8)(ii)Expense Limitation Agreement dated October 31, 1999, between Deutsche Asset Management, Inc. and Registrant, on behalf of each class of shares of Fixed Income, Municipal Bond, Short-Term Fixed Income, Short-Term Municipal Bond, High Yield Bond and Smaller Companies. /8/
(h)(8)(iii)Expense Limitation Agreement dated October 31, 1999, among Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Limited and Registrant, on behalf of each class of shares of International Select Equity, European Equity, Emerging Markets
         Equity, Global Fixed Income, International Fixed Income, Emerging Markets Debt and International Small Cap Equity. /8/
(h)(8)(iv)Form of Expense Limitation Agreement dated September 29, 2000, between Deutsche Asset Management, Inc. and Registrant, on behalf of High Yield Bond Premier Class. /8/
(h)(8)(v)Form of Expense Limitation Agreement dated October 29, 2000, between Deutsche Asset Management, Inc. and Registrant, on behalf of Total Return Bond Institutional Class and Premier Class-filed herewith.
(i).     Not Applicable.
(j).     Not Applicable.
(k).     Not Applicable.
(l). Share Purchase Agreement dated as of December 29, 1993 between Registrant and SEI Financial Management Corporation./6/
(m).     Not Applicable.
(n).     Amended Rule 18f-3 Plan dated August 17, 2000 /8/.
(o).     Not applicable.

(p).     Fund and Advisers' Codes of Ethics - /8/;
(q).     Powers of Attorney (Jones, Lynch, Searcy, Tokar)/7/
- -------------------
/1/ Filed as an exhibit to Post-Effective Amendment no. 9 to Registrant's Registration Statement on February 15, 1996 (accession number 0000950146-96-00221) and incorporated by reference herein.

/2/ Filed as an exhibit to Post-Effective Amendment no. 12 Registrant's Registration Statement on November 1, 1996 (accession number 0000950146-96-001933) and incorporated by reference herein.

/3/ Filed as an exhibit to Post-Effective Amendment no. 18 Registrant's Registration Statement on December 12, 1997 (accession number0000950146-97-001909) and incorporated by reference herein.

/4/ Filed as an exhibit to Post-Effective Amendment no. 20 Registrant's Registration Statement on December 28, 1998 (accession number 0001047469-98-045270) and incorporated by reference herein.

/5/ Filed as an exhibit to Post-Effective Amendment no. 10 Registrant's Registration Statement on June 11, 1996 (accession number0000950146-96-000954) and incorporated by reference herein.

/6/ Filed as an exhibit to Post-Effective Amendment no. 16 Registrant's Registration Statement on February 11, 1997 (accession number 0000950146-97-000164) and incorporated by reference herein.

/7/ Filed as an exhibit to Post-Effective Amendment no. 22 Registrant's Registration Statement on December 23, 1999 (accession number 0000928385-99-003687) and incorporated by reference herein.

/8/ Filed as an exhibit to Post-Effective Amendment No. 26 Registrant's Registration Statement on September 29, 2000 (accession number 0000950169-00-001215) and incorporated by reference herein.

Item 24. Persons Controlled By or Under Common Control With Registrant The Registrant does not directly or indirectly control any person.

Item 25.  INDEMNIFICATION
Article III, Section 7 and Article VII, Section 2 of the Registrant's Agreement and Declaration of Trust and Article VI of the Registrant's By-Laws provide for indemnification of the Registrant's trustees and officers under certain circumstances.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS
All of the information required by this item is set forth in the Form ADV, as amended, of Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Limited) (File No. 801-12880) and in the Form ADV, as amended, of Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) (File No. 801-27291). The following sections of each such Form ADV are incorporated herein by reference:

(a)  Items 1 and 2 of Part II

(b)  Section 6, Business Background, of each Schedule D.

Item 27.  PRINCIPAL UNDERWRITER

(a) ICC Distributors, Inc., the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies:
BT Advisor Funds, BT Institutional Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., Flag Investors Funds, Inc. (formerly known as Deutsche Funds, Inc.), Flag Investors Portfolios Trust (formerly known as Deutsche Portfolios), The Glenmede Funds, Inc. and The Glenmede Portfolios.

(b) Unless otherwise stated, the principal business address for the following persons is Two Portland Square, Portland, Maine 04101.

------------------------------------------------------------------------------------------------
Name and Principal Business       Position and Offices with    Positions and Offices
Address                           Underwriter                  with Registrant
------------------------------------------------------------------------------------------------
John Y. Keffer                    President                    None
------------------------------------------------------------------------------------------------
Ronald H. Hirsch                  Treasurer                    None
------------------------------------------------------------------------------------------------
Nanette K. Chern                  Chief Compliance Officer     None
------------------------------------------------------------------------------------------------
David I. Goldstein                Secretary                    None
------------------------------------------------------------------------------------------------
Benjamin L. Niles                 Vice President               None
------------------------------------------------------------------------------------------------
Frederick Skillin                 Assistant Treasurer          None
------------------------------------------------------------------------------------------------
Marc D. Keffer                    Assistant Secretary          None
------------------------------------------------------------------------------------------------

(c)  None

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

The Agreement and Declaration of Trust, By-Laws and minute books of the Registrant are in the physical possession of Deutsche Asset Management, One South Street, Baltimore, Maryland 21202. All other books, records, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be in the physical possession of the Registrant's custodian: Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, except for certain transfer agency and records which are in the physical possession of Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, the Registrant's transfer agent, and Deutsche Asset Management, Inc., the Trust's administrator.

Item 29.  MANAGEMENT SERVICES

Not Applicable.

Item 30.  UNDERTAKING

Not Applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of the Post-Effective Amendment No. 28 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore and State of Maryland, on October 27, 2000.

                         MORGAN GRENFELL INVESTMENT TRUST

                         By:  /s/ Richard T. Hale
                              -----------------------------------
                         Richard T. Hale
                         President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registrant's Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


       Signatures                        Title                   Date
       ----------                        -----                   ----

                                     President and Chief      October 27, 2000
---------------------------------    Executive Officer
     Richard T. Hale

                                     Chief Financial Officer  October 27, 2000
---------------------------------
     Amy M. Olmert

                                     Trustee                  October 27, 2000
---------------------------------
     Paul K. Freeman

     /s/ Graham E. Jones*            Trustee                  October 27, 2000
---------------------------------
     Graham E. Jones

     /s/ Hugh G. Lynch*              Trustee                  October 27, 2000
---------------------------------
     Hugh G. Lynch

     /s/ William N. Searcy*          Trustee                  October 27, 2000
---------------------------------
     William N. Searcy

     /s/ Edward T. Tokar*            Trustee                  October 27, 2000
---------------------------------
     Edward T. Tokar

*By:                                            Dated: October 27, 2000
   /s/ Daniel O. Hirsch
  -----------------------
  Daniel O. Hirsch
  Power-of-Attorney

     RESOLVED,  That the President, any Vice President, the Treasurer or any
          Assistant Treasurer and the Secretary or any Assistant Secretary of the Trust be and they hereby are, and each acting singly hereby is, authorized to prepare, execute personally or as attorney-in-fact and file with the Commission on behalf of Total Return Bond - Premier Class and Total Return Bond - Institutional Class, a registration statement on Form N-1A under the 1940 Act relating to the Fund, and any and all exhibits and other documents relating thereto, and any and all amendments to said registration statement, and to pay all prescribed filing fees therefor, all in such form as the officer or officers executing the same with the advice of counsel may deem necessary or appropriate.